UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AgeX Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

1101 Marina Village Parkway, Suite 201 Alameda, CA 94501 T: 510-671-8370, F: 510-671-8619 www.agexinc.com

November 2, 2022

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AgeX Therapeutics, Inc. which will be held on Wednesday, December 7, 2022 at 10:00 a.m. Pacific Time. We will be holding the Annual Meeting this year as a “virtual” meeting, by online participation only. Our stockholders may attend and participate at the online Annual Meeting at https://web.lumiagm.com/268644388. We will not be accommodating, live in-person attendance at the Annual Meeting this year.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the Annual Meeting. Management will report on current operations, and there will be an opportunity for discussion concerning AgeX and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the Annual Meeting online.

I look forward to personally meeting all stockholders who are able to attend.

Judith Segall
Secretary

1101 Marina Village Parkway, Suite 201 Alameda, CA 94501 T: 510-671-8370, F: 510-671-8619 www.agexinc.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 7, 2022

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of AgeX Therapeutics, Inc. (“AgeX”), will be held on Wednesday, December 7, 2022 at 10:00 a.m. Pacific Time for the following purposes:

1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Gregory H. Bailey, Joanne M. Hackett, Michael H. May, and Michael D. West;

2. To ratify the appointment of WithumSmith + Brown PC as AgeX’s independent registered public accountants for the fiscal year ending December 31, 2022;

3. To approve an amendment to AgeX’s Certificate of Incorporation to increase the total number of authorized shares of common stock, par value $0.0001 per share, that AgeX may issue from 100,000,000 shares to 200,000,000 shares (the “Common Stock Amendment”);

4. To seek approval of an amendment to the AgeX 2017 Equity Incentive Plan to make an additional 4,000,000 shares of common stock available for equity awards;

5. To seek approval of AgeX stockholders to allow Juvenescence Limited (“Juvenescence”) to acquire additional shares of AgeX common stock through the exercise of warrants or the conversion of all or a portion of the principal amount of certain loans to AgeX if as a result of the acquisition Juvenescence would (a) acquire more than 19.9% of the AgeX common stock outstanding as of February 14, 2022 at a price less than the applicable market value of AgeX common stock or book value per share, and/or (b) own 50% or more of the outstanding shares of AgeX common stock;

6. To approve the adjournment of the Annual Meeting if a quorum is not present or to provide additional time to solicit proxies for approval of the Common Stock Amendment; and

7. To transact such other business as may properly come before the Annual Meeting or any adjournments of the Annual Meeting.

The Board of Directors has fixed the close of business on October 28, 2022 as the record date for determining stockholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting.

We will be holding the Annual Meeting this year as a “virtual” meeting, by online participation only. Our stockholders may attend and participate at the Annual Meeting online at https://web.lumiagm.com/268644388. If you wish to attend the Annual Meeting online you will need to gain admission in the manner described in the Proxy Statement.

Whether or not you expect to attend the Annual Meeting online, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the Annual Meeting. If you are present at the Annual Meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ONLINE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held December 7, 2022.

The Letter to Stockholders, Notice of Annual Meeting and Proxy Statement, and Annual Report on Form 10-K,

are available at: https://materials.proxyvote.com//00848H

By Order of the Board of Directors,

Judith Segall
Secretary

Alameda, California
November 2, 2022

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, December 7, 2022

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q: Why have I received this Proxy Statement?

AgeX Therapeutics, Inc., a Delaware corporation (“AgeX”, “we”, “us”, “our”) is holding its Annual Meeting of Stockholders (the “Meeting”) at 10:00 a.m. Pacific Time on Wednesday, December 7, 2022 for the purposes stated in the accompanying Notice of Annual Meeting, which include (1) electing directors, (2) ratifying the appointment of our independent registered public accountants, (3) approving an amendment to AgeX’s Certificate of Incorporation to increase the total number of authorized shares of common stock, par value $0.0001 per share, that AgeX may issue from 100,000,000 shares to 200,000,000 shares (the “Common Stock Amendment Proposal”), (4) approving an amendment to the AgeX 2017 Equity Incentive Plan to make an additional 4,000,000 shares of common stock available for equity awards (the “Incentive Plan Amendment Proposal”), (5) to address provisions of the NYSE American (the “Exchange”) Company Guide applicable to companies like AgeX that have shares listed on the Exchange, by approving a proposal to allow Juvenescence Limited (“Juvenescence”) to acquire additional shares of AgeX common stock through the exercise of warrants or the conversion of all or a portion of the principal amount of certain loans to AgeX, if as a result Juvenescence would (a) acquire more than 19.9% of the AgeX common stock outstanding as of February 14, 2022 at a price less than the applicable market value of AgeX common stock or book value per share, and/or (b) own 50% or more of the outstanding shares of AgeX common stock (the “Juvenescence Proposal”), and (6) approving the adjournment of the Meeting if a quorum is not present or to provide additional time to solicit proxies for approval of the Common Stock Amendment Proposal (the “Adjournment Proposal”). At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning AgeX and its activities. This Proxy Statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a Proxy Statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by the Board of Directors of AgeX for use at the Meeting.

Q: Who is entitled to vote at the Meeting?

Only stockholders of record at the close of business on October 28, 2022, which has been designated as the “record date,” are entitled to notice of and to vote at the Meeting. On that date, there were 37,947,152  shares of AgeX common stock, par value $0.0001 per share, issued and outstanding, which constitute the only class of AgeX voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by stockholders?

Directors will be elected by a plurality of the votes cast at the Meeting. Approval of the Common Stock Amendment Proposal will require the affirmative vote of a majority of the shares of common stock issued, outstanding, and entitled to vote on the record date. All other matters to be presented for a vote at the Meeting will require the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. A quorum consists of a majority of the outstanding shares of common stock entitled to vote. Notwithstanding the foregoing, if a quorum is not present the Meeting may be adjourned by a vote of a majority of the shares present. Shares of common stock held by stockholders who participate in the Meeting online or that are represented by a proxy will be deemed present for purposes of determining whether a quorum is present.

Q: How many votes do my shares represent?

Each share of AgeX common stock is entitled to one vote in all matters. Stockholders are not entitled to cumulate votes in the election of directors.

Q: What are my choices when voting?

In the election of directors, you may vote for all nominees or you may withhold your vote from one or more nominees. For the vote on all other matters you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

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Q: What if I abstain from voting on a matter?

If you check the “abstain” box in the proxy form, or if you attend the Meeting online without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a stockholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of AgeX a written revocation; or

●	deliver to the Secretary of AgeX a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

●	attend the Meeting through online participation and vote by internet voting

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

You may attend the Meeting online whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting online will not revoke your proxy unless you also vote through internet voting during your online participation at the Meeting.

Q: How can I vote at the Meeting?

If you are a stockholder of record and you attend the Meeting online, you may vote your shares at the Meeting in the manner provided for internet voting. However, if you are a “street name” holder, you may vote your shares online only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares. Please refer to additional information in the “HOW TO ATTEND THE ANNUAL MEETING” portion of this Proxy Statement.

Even if you currently plan to attend the Meeting and vote online, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend and vote online at the Meeting.

Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our stockholders vote FOR (1) each nominee for election as a director, (2) approval of the appointment of WithumSmith + Brown PC (“Withum”) as our independent registered public accountants for the fiscal year ending December 31, 2022; (3) approval of the Common Stock Amendment Proposal, (4) approval of the Incentive Plan Amendment Proposal, (5) approval of the Juvenescence Proposal, and (6) approval of the Adjournment Proposal.

Q: What if I do not specify how I want my shares voted?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as a director, (2) approval of the appointment of Withum as our independent registered public accountants for the fiscal year ending December 31, 2022; (3) approval of the Common Stock Amendment Proposal, (4) approval of the Incentive Plan Amendment Proposal, (5) approval of the Juvenescence Proposal, and (6) approval of the Adjournment Proposal.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may vote on certain routine matters, including the approval of the appointment of our independent registered public accountants, but cannot vote in the election of directors or the Incentive Plan Amendment Proposal. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

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Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this Proxy Statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, no stockholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

Q: Who will bear the cost of soliciting proxies for use at the Meeting?

AgeX will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, or electronic communication by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

If you plan on attending the Meeting, please read the “HOW TO ATTEND THE ANNUAL MEETING” section of this Proxy Statement for information about the documents you will need to attend and participate in the Meeting online.

This Proxy Statement and the accompanying form of proxy are first being sent or made available to our stockholders on or about November 7, 2022.

ELIMINATING DUPLICATE MAILINGS

AgeX has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple stockholders who share the same address, unless we receive contrary instructions from one or more of the stockholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs.

We will deliver separate copies of the Proxy Statement and Annual Report to each stockholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the Proxy Statement or Annual Report, you may contact us by telephone at (510) 671-8370, or by mail at 1101 Marina Village Parkway, Suite 201., Alameda, California 94501. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the Proxy Statement, and Annual Report but would prefer to receive a single copy instead.

ELECTION OF DIRECTORS

At the Meeting, four (4) directors will be elected to hold office until the next Annual Meeting of Stockholders, and until their successors have been duly elected and qualified. All of the nominees named below, Gregory H. Bailey, Joanne M. Hackett, Michael H. May, and Michael D. West, are incumbent directors.

It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. If you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

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Directors

The following table sets forth information regarding our directors who are nominees for re-election:

			Committee Membership
					Nominating and
					Corporate
Name of Director	Age	Director Since	Audit	Compensation	Governance
Non-Employee Director
Gregory H. Bailey, M.D.	66	August 2018		Chair	Member
Joanne M. Hackett, Ph.D.	43	December 2021	Member	Member	Chair
Michael H. May, Ph.D.	54	August 2019	Chair	Member	Member
Employee Director
Michael D. West, Ph.D.	69	January 2017

Gregory H. Bailey, M.D. joined our Board of Directors in August 2018 and served as the Chairman of our Board of Directors from October 2018 until May 2022. Dr. Bailey is currently the Chief Executive Officer of Juvenescence Limited, a privately held company focused on the development of therapies for ageing and age-related diseases. Dr. Bailey is also a director of Manx Financial Group, plc, BioHaven Inc, SalvaRx Inc and Portage Biotech. Dr. Bailey has founded and served as a director of a number of private and public companies and previously served as a managing partner of Palantir Group, Inc., a merchant bank involved in a number of biotech company startups and financings. Dr. Bailey practiced emergency medicine for ten years before entering finance. Dr. Bailey received his M.D. from the University of Western Ontario. We believe that Dr. Bailey is qualified to serve on our Board based on his years of experience in medicine and as an executive and in finance for the biotechnology industry.

Joanne M. Hackett, Ph.D. joined our Board of Directors in December 2021 and became the Chairperson of our Board of Directors in May 2022. Dr. Hackett is currently the Head of Genomic and Precision Medicine at IQVIA. IQVIA is a world leader in using data, technology, advanced analytics, and expertise to help customers drive healthcare forward. From 2017 to 2020 Dr. Hackett served as Chief Commercial Officer of Genomics England, where she engaged industry, academia and the clinical community to achieve the goal of sequencing genomes of patients and families of patients with rare diseases, and patients with common cancers. Genomics England is owned by the Department of Health and Social Care in the United Kingdom. During 2016 and 2017 Dr. Hackett served as Chief Commercial Officer and Interim Chief Executive Officer of Precision Medicine Catapult, which was established in the United Kingdom with the goal of developing, delivering and commercializing precision medicine. Dr. Hackett served as Director of Commercial Development for UCLPartners in London, England from 2013 – 2016. UCLPartners is focused on co-creating, testing and implementing innovative healthcare solutions with its academic and healthcare partners, and fostering the wider spread and adoption of those solutions. Previously, she served as Chief Operating Officer and Research Lead at Cambridge University Health Partners, and she has held other positions in the biomedical industry and in academia, including as a research scientist, and she has served on a number of advisory committees and advisory boards in the biomedical and healthcare fields. Dr. Hackett holds a PhD in Molecular Genetics from the University of New Brunswick. Dr. Hackett’s years of experience in genomics and regenerative medicine with a focus on commercialization of new therapies and technologies makes her an excellent candidate to serve on our Board of Directors.

Michael H. May, Ph.D. joined our Board of Directors during August 2019. Dr. May is President and Chief Executive Officer of CCRM (Centre for Commercialization of Regenerative Medicine), the CEO of CCRM Enterprises Inc. (the investment arm of CCRM) and Chair of the Board of OmniaBio (a CDMO spin-off of CCRM). CCRM is a public- private consortium founded under Canada’s Centres of Excellence for Commercialization and Research Program to generate sustainable health and economic benefits through global collaboration in cell and gene therapy, and regenerative medicine. Dr. May co-founded Rimon Therapeutics Ltd., a Toronto- based tissue engineering company developing novel medical polymers that possess drug-like activity, and served as President and Chief Executive Officer of Rimon from 2000 to 2006, and President and Chief Operating Officer from 2006 to 2010. Dr. May serves on a number of boards of directors and advisory committees in the field of stem cell research and regenerative medicine, including at the International Society for Cell Therapy (ISCT) and the Foundation for Cell & Gene Medicine. Dr. May completed his PhD in Chemical Engineering at the University of Toronto in 1998 as an NSERC Scholar and was awarded the Martin Walmsley Fellowship for Technological Entrepreneurship. We believe that Dr. May is qualified to serve on our Board based on his years of experience in tissue engineering and the fields of stem cell research and regenerative medicine.

Michael D. West, Ph.D. joined the Board of Directors during January 2017 and has served as our Chief Executive Officer since that date. Dr. West was appointed Chief Executive Officer of Lineage Cell Therapeutics, Inc. (formerly BioTime, Inc.) during October 2007 and then served as Co-Chief Executive Officer from October 2015 until September 2018. Dr. West also served as interim President and Chief Executive Officer of Asterias Biotherapeutics, Inc. from April 2014 to June 2014, and as Vice President of Technology Integration of Asterias until December 2015. Dr. West served as a director of: Lineage from 2002 until September 2018; Asterias from 2012 until September 2018; and Oncocyte Corporation from 2013 to 2016. Prior to becoming Chief Executive Officer of Lineage, Dr. West served as Chief Executive Officer, President, and Chief Scientific Officer of Ocata Therapeutics, Inc., a company engaged in developing human stem cell technology for use in regenerative medicine. Dr. West also founded Geron Corporation of Menlo Park, California, and from 1990 to 1998, he was a Director and Vice-President, where he initiated and managed programs in telomerase diagnostics, oligonucleotide-based telomerase inhibition as anti-tumor therapy, and the cloning and use of telomerase in telomerase-mediated therapy wherein telomerase is utilized to immortalize human cells. From 1995 to 1998 he organized and managed the research between Geron and its academic collaborators, James Thomson and John Gearhart, which led to the first isolation of human embryonic stem and human embryonic germ cells. Dr. West received a B.S. from Rensselaer Polytechnic Institute in 1976, an M.S. in Biology from Andrews University in 1982, and a Ph.D. from Baylor College of Medicine in 1989 concentrating on the biology of cellular aging. Dr. West is an internationally renowned pioneer and expert in stem cell research, and we believe that he is qualified to serve on our Board based on his years of executive experience in the fields of stem cell research and regenerative medicine.

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Previous Arrangement for the Designation of Directors

Pursuant to a Stockholders Agreement between our former parent company Lineage Cell Therapeutics, Inc. (“Lineage”), formerly known as BioTime, Inc., and our current largest stockholder Juvenescence Limited (“Juvenescence”), Lineage had the right to designate two members of our Board of Directors and Juvenescence had the right to designate three members of our Board of Directors. Under the Stockholders Agreement, the remaining members of the Board of Directors were to be independent of Lineage and Juvenescence and mutually agreed to and designated by Lineage and Juvenescence. Pursuant to the Stockholders Agreement, Juvenescence designated Gregory H. Bailey and Annalisa Jenkins as directors. Lineage had previously appointed Michael D. West and Michael H. Mulroy as directors. The Stockholders Agreement is no longer in effect, having expired on November 28, 2018 when Lineage distributed to its stockholders, on a pro rata basis, 12,697,028 shares of the AgeX common stock it then held.

Director Independence

Gregory H. Bailey, Joanne M. Hackett and Michael H. May qualify as “independent” in accordance with Section 803(A) of the NYSE American Company Guide. Annalisa Jenkins served as director during 2021 also qualified as independent under that standard. Dr. Jenkins’ term as a director expired at the 2021 Meeting. The members of our Audit Committee meet the additional independence standards under Section 803(B)(2) of the NYSE American Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Compensation Committee meet the additional independence standards under Section 805(c)(1) of the NYSE American Company Guide. Our independent directors received no compensation or remuneration during the last fiscal year for serving as directors except as disclosed under “DIRECTOR COMPENSATION.” None of the independent directors, nor any of the members of their respective families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above.

Michael D. West does not qualify as “independent” because he serves as our President and Chief Executive Officer. Gregory H. Bailey does not meet the independence standard for service on the Audit Committee under Exchange Act Rule 10A-3 because he is the Chief Executive Officer of Juvenescence Limited, which is our largest stockholder and owns more than 43% of our issued and outstanding shares of common stock.

CORPORATE GOVERNANCE

Board Meetings and Attendance

During the fiscal year ended December 31, 2021, our Board of Directors met twelve times. None of our current directors attended fewer than 75% of the meetings of the Board and the committees on which they served during their terms as directors. Directors are also encouraged to attend our annual meetings of stockholders, although they are not formally required to do so.

Meetings of Non-Management Directors

Our non-management directors met periodically in executive session, without any directors who are AgeX officers or employees present. These meetings allowed the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Stockholder Communications with Directors

If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.agexinc.com.

Attendance at Annual Meetings of Stockholders.

Our directors are encouraged, but not required, to attend our annual meetings of stockholders. Last year, all of our continuing directors attended the 2021 annual meeting of stockholders.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (iii) compliance with applicable governmental rules and regulations; (iv) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.agexinc.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. In other words, although our Chief Executive Officer is a member of our Board, Joanne M. Hackett currently serves as Chairman of the Board. AgeX believes that the Chairman can provide support and advice to the Chief Executive Officer and can lead the Board in fulfilling its responsibilities. The Chairman of the Board serves as an active liaison between the Board and our Chief Executive Officer and our other senior management. The Chairman of the Board also interfaces with our other non-management directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, and strategic planning.

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The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Audit Committee reviews and must approve any business transactions between AgeX and its executive officers, directors, and stockholders who beneficially own 5% or more of our outstanding shares of common stock.

Hedging Transactions

We have adopted a policy that prohibits our directors and our officers and other employees from purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, and exchange funds, or to otherwise engage in transactions that hedge or offset, or that are designed to hedge or offset, risks of any decrease in the market value of our common stock or other equity securities granted to the employee or director as part of their compensation, or held, directly or indirectly, by the employee or director.

Committees of the Board

The Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee, the members of which are “independent” as defined in Nasdaq Rule 5605(a)(2). The members of the Audit Committee meet the additional independence standards under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act. The members of the Compensation Committee must also meet the additional independence considerations under Nasdaq Rule 5605(d)(2).

Audit Committee

The members of the Audit Committee are Michael H. May (Chair) and Joanne M. Hackett. The Audit Committee held six meetings during 2021. Annalisa Jenkins served as the Chairman of the Audit Committee during 2021 until her term as a director expired in December 2021. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls, all requests for waivers of, our Code of Ethics, and significant transactions between us and our executive officers, directors, and stockholders who beneficially own 5% or more of any class of our voting securities. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.agexinc.com.

Compensation Committee

The members of the Compensation Committee are Gregory H. Bailey (Chair), Michael H. May and Joanne M. Hackett. Annalisa Jenkins also served as a member of the Compensation Committee during 2021 until her term as a director expired in December 2021. The Compensation Committee held one meeting during 2021. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our equity plans, including our 2017 Equity Incentive Plan. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to the Compensation Committee concerning executive compensation and performance, but the Compensation Committee makes its own determination or recommendation to the Board of Directors with respect to the amount and components of compensation, including salary, bonus and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.agexinc.com.

Report of the Audit Committee on the Audit of Our Financial Statements

The following is the report of the Audit Committee with respect to AgeX’s audited financial statements for the year ended December 31, 2021.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that AgeX specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of WithumSmith + Brown PC, our former independent registered public accountants, concerning the audit of our financial statements for the year ended December 31, 2021. The independent public accountants are responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of AgeX’s financial statements.

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The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2021. Our auditors also discussed with the Audit Committee the adequacy of AgeX’s internal control over financial reporting.

The Audit Committee members discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC.

The Audit Committee also met on a quarterly basis with the auditors during 2021 to review and discuss our financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee: Michael H. May (Chair) and Joanne M. Hackett.

Nomination of Candidates for Election as Directors

Nominating & Corporate Governance Committee and Nominating Policies and Procedures

The members of the Nominating & Corporate Governance Committee are Joanne M. Hackett (Chair), Gregory H. Bailey, and Michael H. May. Dr. Hackett was appointed to the Nominating & Corporate Governance Committee during January 2022. The Nominating & Corporate Governance Committee held one meeting during 2021.

The purpose of the Nominating & Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. A copy of the Nominating & Corporate Governance Committee Charter has been posted on our internet website and can be found at www.agexinc.com.

The Nominating & Corporate Governance Committee will consider nominees for election as directors proposed by stockholders, provided that they notify the Nominating & Corporate Governance Committee of the nomination in writing at least 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90 days day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Within the applicable time frame the stockholder and the nominee must also provide the Nominating & Corporate Governance Committee with all information that the Nominating & Corporate Governance Committee may reasonably request regarding the nominee.

The Board and the Nominating & Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Nominating & Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Nominating & Corporate Governance Committee will also consider whether a nominee or incumbent director has any conflicts of interest with AgeX that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of AgeX and its stockholders. The Nominating & Corporate Governance Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

The Board of Directors and the Nominating & Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical industry, corporate management, and finance. The Board believes that this interdisciplinary approach will best suit our needs as we work to develop and commercialize novel therapeutics targeting human aging and degenerative diseases.

Some of the factors considered by the Nominating & Corporate Governance Committee and the Board in selecting the Board’s nominees for election at the Meeting are discussed in this Proxy Statement under “ELECTION OF DIRECTORS.”

Because our principal executive office is located in California, we must comply with recently enacted Section 301.3 and Section 301.4 of the California Corporations Code. Section 301.3 provides that a publicly held corporation, as defined in Section 301.3, that has its principal executive offices in California must have at least one, and may be required to have as many as three, female directors, depending on the authorized number of directors. Section 301.4 provides that a publicly held corporation that has its principal executive offices in California must have at least one, and by the close of 2022 may be required to have as many as three, directors from underrepresented communities, depending on the authorized number of directors. Section 301.4 defines a director from an underrepresented community to mean an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender. Failure to comply with Section 301.3 or Section 301.4 can lead to the imposition of fines. Our Board of Directors presently includes one woman and one director from an underrepresented community as required by Section 301.3 and Section 301.4 based on our authorized number of directors.

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DIRECTOR COMPENSATION

Directors and members of committees of the Board of Directors who are our employees are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of the Board or committees of the Board. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board.

Each Non-Employee Director who was serving on our Board of Directors on June 21, 2021 received an Annual Director Award of 65,000 stock options, and the grant date fair value for each stock option was $74,524. Those options will vest and become exercisable in equal quarterly installments over a one-year period from the date of grant. Dr. May also received a special award of 35,000 stock options vesting on the date of grant for his service as the sole member of Special Committee considering a proposed merger transaction.

The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the persons who served as directors during the year ended December 31, 2021 and who were not our employees on the date the compensation was earned.

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
Gregory H. Bailey	$60,000	$74,524	$-	$134,524
Annalisa Jenkins (2)	$50,000	$74,524	$-	$124,524
Michael H. May	$40,000	$114,653	$-	$154,653
Joanne M. Hackett (3)	$-	$-	$-	$-

(1)	In accordance with SEC rules, the amounts shown reflect the aggregate grant date fair value of stock awards granted to Non-Employee Directors during 2021, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC 718”). We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. Our directors will only realize compensation upon exercise of the stock options and to the extent the trading price of our common stock is greater than the exercise price of such stock options at the time of exercise.

(2)	Dr. Jenkins’ term as a director expired on December 29, 2021. On that date, 16,250 unvested stock options were immediately forfeited, and 148,750 stock options were vested and expire on March 29, 2022, 90 days from the date her term as director expired.

(3)	Dr. Hackett was elected as a director on December 29, 2021. No stock option or other equity awards were granted to her as of December 31, 2021.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers:

Name	Age	Officer Since	Position
Michael D. West, Ph.D.	69	January 2017	Chief Executive Officer
Andrea E. Park	50	May 2020	Chief Financial Officer
Nafees N. Malik, MBChB, MPhil	45	October 2018	Chief Operating Officer
Hal Sternberg, Ph.D.	69	August 2017	Vice President of Research

For Dr. West’s biographical information see above with those of the other members of our Board of Directors.

Andrea E. Park, CPA (inactive) was appointed as Chief Financial Officer of AgeX Therapeutics, Inc. in May 2020. Ms. Park served as AgeX’s Vice President of Finance and Controller since October 2019. Ms. Park’s career spans over 24 years of public accounting and finance experience. Before joining AgeX, Ms. Park served as Vice President of Finance and Controller from June 2016 to September 2019 and as Corporate Controller from February 2005 to June 2016 for Lineage Cell Therapeutics, Inc. (formerly BioTime, Inc.). While at Lineage, Ms. Park was directly involved in the accounting and financial reporting of the public spin off and eventually the deconsolidation of three of its then subsidiaries including Asterias Biotherapeutics, Inc., Oncocyte Corporate and AgeX. Earlier in her career she has worked in the audit and assurance practice at Deloitte. Ms. Park has a B.A. in Business Economics with Concentration in Accounting from the University of California, Santa Barbara.

Nafees N. Malik, MBChB, MPhil was appointed as our Chief Operating Officer during October 2018. He was also appointed Head of Cell and Gene Therapy at Juvenescence UK Ltd during October 2018. He founded and was managing director of Asklepian Consulting Limited from June 2013 where he focused on the strategic and commercial analysis of cell and gene therapies and regenerative medicine. Dr. Malik received his medical degree from the University of Liverpool and his Master of Philosophy degree in Bioscience Enterprise from the University of Cambridge.

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Hal Sternberg, Ph.D. was appointed Vice President of Research in August 2017. Prior to serving in that role, Dr. Sternberg was Vice President of Research of Lineage for over 25 years and was one of Lineage co-founders. Prior to co-founding and joining Lineage, Dr. Sternberg held various positions at the University of California at Berkeley from 1982 to 1988, where he supervised a team of researchers studying Alzheimer’s Disease. Dr. Sternberg holds a M.S. in Chemistry and Ph.D. in Biochemistry from the University of Maryland.

EXECUTIVE COMPENSATION

Emerging Growth Company and Smaller Reporting Company

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and a “smaller reporting company” as defined in the rules and regulations of the SEC. As an emerging growth company and as a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies or smaller reporting companies. Accordingly, this Proxy Statement includes reduced disclosure about our executive compensation arrangements.

The following tables show certain information relating to the compensation of our Chief Executive Officer and the two highest paid individuals who were serving as executive officers at year end and in each case whose total compensation exceeded $100,000 during 2021. We refer to such executive officers referred to as our “Named Executive Officers”.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by, or paid to our Named Executive Officers in respect of their service to the Company for the fiscal years ended December 31, 2021 and 2020.

Name and principal position	Year	Salary		Option Awards(1)		All Other Compensation(2)	Total
Michael D. West	2021	$546,782		$137,501	(3)	$14,500	$698,783
Chief Executive Officer	2020	546,782		-		14,250	561,032

Andrea E. Park	2021	266,019		85,938	(4)	13,301	365,258
Chief Financial Officer	2020	264,144		160,520	(5)	13,207	437,871

Nafees N. Malik(6)	2021	282,272	(7)	85,938	(4)	-	368,210
Chief Operating Officer	2020	282,272	(7)	-		-	282,272

(1)	Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted, computed in accordance with the provisions of FASB ASC Topic 718, Compensation-Stock Compensation. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. Our Named Executive Officers will only realize compensation upon exercise of the stock options and to the extent the trading price of our common stock is greater than the exercise price of such stock options at the time of exercise.

One fourth of the options vested upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based on the completion of each month of continuous service as an employee or director of AgeX or its subsidiaries.

(2)	Amounts represent 401(k) matching contributions by us for the periods presented unless described otherwise.

(3)	Dr. West’s equity awards in 2021 reflect the fair value of 120,000 stock options awarded in June 2021.

(4)	Equity awards in 2021 to Ms. Park and Dr. Malik reflect the fair value of 75,000 stock options awarded in June 2021.

(5)	Ms. Park’s equity awards in 2020 reflect the fair value of 300,000 stock options awarded upon her appointment as Chief Financial Officer in May 2020. Ms. Park previously served as AgeX’s VP of Finance and Controller since October 2019.

(6)	Dr. Malik serves as our Chief Operating Officer as a consultant, with his services provided by Juvenescence. Dr. Malik devotes a majority of his time to AgeX’s operations and AgeX reimburses Juvenescence for his services.

(7)	Amounts represent consulting fees made to Juvenescence for Dr. Malik.

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Employment Agreements and Change of Control Provisions

Employment Agreements

We have entered into an employment agreement with our Chief Executive Officer Michael D. West, effective October 18, 2018 (the “West Employment Agreement”). Pursuant to the West Employment Agreement, Dr. West’s annual base salary was initially set at $525,000. Under the West Employment Agreement, Dr. West is eligible to earn an annual incentive cash bonus with a target of no less than 50% of annual base salary. Actual bonus amounts will be based on Dr. West’s attainment of individual performance goals at target levels set by the Board of Directors for the applicable calendar year. If such performance goals for the applicable year are fully achieved, the Board of Directors may approve a bonus amount exceeding the target bonus level.

Under the West Employment Agreement, Dr. West was granted options to purchase 500,000 shares of our common stock with an exercise price of $3.00 per share, with one fourth of the options vesting following 12 full months of continuous service as an employee of AgeX, measured from the date of grant, and the balance vesting in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous service as an employee of AgeX. Such options expire on the earliest of (1) 10 years from the date of grant, (2) three months after Dr. West ceases to provide continuous service to us (other than due to death or disability) or (3) one year after Dr. West ceases to provide continuous service to us due to death or disability.

Under the West Employment Agreement, Dr. West has agreed to certain covenants regarding confidential information and assignment of inventions, as well as a covenant not to solicit our employees during Dr. West’s employment with us and for one year thereafter. The West Employment Agreement also includes a covenant not to compete with us during his employment. In the event of Dr. West’s resignation or termination from AgeX for any reason, Dr. West has agreed to promptly resign from the Board of Directors of AgeX and any of its subsidiaries.

We have entered into an employment agreement with our Chief Financial Officer Andrea E. Park, effective May 15, 2020 (the “Park Employment Agreement”). Pursuant to the Park Employment Agreement, Ms. Park’s annual base salary was initially set at $265,000. Under the Park Employment Agreement, Ms. Park is eligible to earn an annual incentive cash bonus with a target of no less than 40% of annual base salary. Actual bonus amounts will be based on Ms. Park’s attainment of individual performance goals at target levels set by the Board of Directors for the applicable calendar year. If such performance goals for the applicable year are fully achieved, the Board of Directors may approve a bonus amount exceeding the target bonus level.

Under the Park Employment Agreement, Ms. Park was granted options to purchase 300,000 shares of our common stock with an exercise price of $0.738 per share, with one fourth of the options vesting following 12 full months of continuous service as an employee of AgeX, measured from the date of grant, and the balance vesting in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous service as an employee of AgeX. Such options expire on the earliest of (1) 10 years from the date of grant, (2) three months after Ms. Park’s ceases to provide continuous service to us (other than due to death or disability) or (3) one year after Ms. Park ceases to provide continuous service to us due to death or disability.

Severance and Change of Control Arrangements

Pursuant to the West Employment Agreement and Park Employment Agreement, each officer is entitled to severance benefits under certain circumstances.

If we terminate Dr. West’s employment without “cause” or he resigns for “good reason” at any time, he will be entitled to (1) 12 months base salary, (2) all accrued but unpaid salary earned prior to or as of the date of termination or resignation, (3) full payment of Dr. West’s target bonus due for such year and (4) for a period of six months, all benefits under any health insurance plan of AgeX. In addition, if we terminate Dr. West’s employment without “cause” or he resigns for “good reason,” (1) all of Dr. West’s outstanding equity awards that would otherwise have vested during the 12 months following termination or resignation will become fully vested and exercisable immediately and (2) with respect to any outstanding vested but unexercised options, the exercise period following termination or resignation will be extended to the earlier of the (A) 12 months after termination or (B) the natural expiration date of the applicable option. If we terminate Dr. West’s employment without “cause,” or he resigns for “good reason,” following a “Change of Control,” (1) Dr. West will be entitled to all of the benefits and payments that he would have been entitled to if his employment had been otherwise terminated without “cause” or if he resigned for “good reason,” as set forth above, and (2) all of Dr. West’s unvested options and restricted stock units, if any, will become fully vested and exercisable immediately. The severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of Dr. West’s salary while employed by us. In order to receive the severance benefits, Dr. West must execute a general release of all claims against us.

If we terminate Ms. Park’s employment without “cause” or she resigns for “good reason” at any time, she will be entitled to (1) 9 months base salary, (2) all accrued but unpaid salary earned prior to or as of the date of termination or resignation, (3) full payment of Ms. Park’s target bonus due for such year and (4) for a period of six months, all benefits under any health insurance plan of AgeX. In addition, if we terminate Ms. Park’s employment without “cause” or she resigns for “good reason,” (1) all of Ms. Park’s outstanding equity awards that would otherwise have vested during the 12 months following termination or resignation will become fully vested and exercisable immediately and (2) with respect to any outstanding vested but unexercised options, the exercise period following termination or resignation will be extended to the earlier of the (A) 9 months after termination or (B) the natural expiration date of the applicable option. If we terminate Ms. Park’s employment without “cause,” or she resigns for “good reason,” following a “Change of Control,” (1) Ms. Park will be entitled to all of the benefits and payments that she would have been entitled to if her employment had been otherwise terminated without “cause” or if she resigned for “good reason,” as set forth above, and (2) all of Ms. Park’s unvested options and restricted stock units, if any, will become fully vested and exercisable immediately. The severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of Ms. Park’s salary while employed by us. In order to receive the severance benefits, Ms. Park must execute a general release of all claims against us.

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“Change of Control,” is defined to mean any one of the following:

●	the acquisition of our voting securities by a person or an Affiliated Group entitling the holder to elect a majority of our directors, except that an increase in the amount of voting securities held by a person or Affiliated Group who on the date of the Employment Agreement beneficially owned more than 10% of our voting securities will not be a Change of Control. In addition, an acquisition of voting securities by one or more persons acting as an underwriter in connection with a sale or distribution of voting securities will not constitute a Change of Control;

●	the sale of all or substantially all of our assets; or

●	a merger or consolidation in which we merge or consolidate into another corporation or entity in which our stockholders immediately before the merger or consolidation do not own, in the aggregate, voting securities of the surviving corporation or entity entitling them, in the aggregate (and without regard to whether they constitute an Affiliated Group) to elect a majority of the directors or persons holding similar powers of the surviving corporation or entity.

A Change of Control will not occur if all of the persons acquiring our voting securities or assets, or merging or consolidating with us, are one or more of our direct or indirect subsidiaries or parent corporations. “Affiliated Group” means (A) a person and one or more other persons in control of, controlled by, or under common control with, such person; and (B) two or more persons who, by written agreement among them, act in concert to acquire voting securities entitling them to elect a majority of our directors.

Equity Awards Outstanding at Fiscal Year End

The following table summarizes certain information concerning outstanding stock options granted by us under our 2017 Equity Incentive Plan (the “Incentive Plan”) and held by our Named Executive Officers as of December 31, 2021.

		Option Awards				Stock Awards
		Number of Securities Underlying Unexercised Options		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not		Market Value of Shares or Units of Stock That Have Not
Name	Grant Date	Exercisable(1)	Unexercisable	Price	Date	Vested		Vested(2)
Michael D. West	6/4/2021	-	120,000	$1.45	6/3/2031	-		-
	3/11/2019	68,751	31,249	$4.28	3/10/2029	15,625	(3)	$17,031
	10/18/2018	395,833	104,167	$3.00	10/17/2028	-		-
	10/10/2017	660,000	-	$2.00	10/9/2027	-		-

Andrea E. Park	6/4/2021	-	75,000	$1.45	6/3/2031	-		-
	5/21/2020	118,750	181,250	$0.738	5/20/2030	-		-
	10/1/2019	10,833	9,167	$1.77	9/30/2029	-		-

Nafees N. Malik	6/4/2021	-	75,000	$1.45	6/3/2031	-		-
	3/11/2019	48,125	21,875	$4.28	3/10/2029	-		-
	10/18/2018	277,083	72,917	$3.00	10/17/2028	-		-

(1)	The options listed are fully vested. Vesting of all options is subject to continued service as an employee, director and/or consultant of AgeX or a subsidiary on the applicable vesting date. Unless described otherwise, one fourth of the options vested or will vest on the first anniversary of the date of grant, and the remaining balance of the options vested or will vest in 36 equal monthly installments thereafter.

(2)	Value calculated based on $1.09 closing price of AgeX common stock on the NYSE American on December 31, 2021.

(3)	Represents Restricted Stock Units or “RSUs”, which have vested or will vest according to the following schedule: 12,500 of the shares vested on March 11, 2020, and 37,500 of the shares vested or will vest in equal quarterly installments over a period of 3 years through March 11, 2023. Each RSU represents a contingent right to receive one share of AgeX common stock.

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Risk Considerations and Recoupment Policies

The Compensation Committee of our Board of Directors considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. Most of our executive compensation arrangements include a fixed salary that provides a steady income so that executives do not feel pressured to focus exclusively on stock price performance or short term financial targets to the detriment of our long-term operational and strategic objectives. We supplement fixed salaries with discretionary bonus awards based on the executive’s performance as well as the performance of AgeX. The stock options that we have granted to our executive officers under the Incentive Plan vest over four to five years, assuring that the executives take a long-term perspective in viewing their equity ownership. Because we have not adopted compensation plans, or made incentive awards, based on quantified financial performance measures, we have not adopted specific policies regarding the adjustment or recovery of awards or payments if the relevant performance measures are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. We may adopt such policies, however, if we adopt incentive compensation plans or grant incentive bonuses based on financial performance measures or if we are required to do by the rules of any national securities exchange or interdealer quotation system on which our common stock or other equity securities are listed.

The Incentive Plan

The following summary of the Incentive Plan is a summary only and does not purport to include all of the terms of the Incentive Plan, and is qualified by the full terms of the Incentive Plan. The Incentive Plan permits us to grant awards (“Awards”) consisting of stock options, the grant or sale of restricted stock (“Restricted Stock”), the grant of stock appreciation rights (“SARs”), and the grant of hypothetical restricted stock units issued with reference to our common stock (“RSUs”), for up to 4,500,000 shares of our common stock. Awards may be granted under the Incentive Plan to employees, directors, and consultants of AgeX and our subsidiaries, including also subsidiaries that we may form or acquire in the future. The Incentive Plan will be administered by our Board of Directors (the “Board”) or by a committee authorized by our Board (“Committee”), who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events as determined by the Board or the Committee. The Board or Committee, in its discretion, may accelerate the vesting of an Award after the date of grant.

No person shall be granted, during any one year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or RSUs with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by the Board, and no options or SARS granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended, or the Code, or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to employees of AgeX and its subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of our common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The exercise price of an option may be payable in cash or in shares of our common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board or Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter as approved by the Board or Committee, which will generally be three months, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

The number of shares covered by the Incentive Plan, and the number of shares and the exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by us.

Restricted Stock and RSUs

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or RSUs subject to such vesting, transfer, and repurchase terms and restrictions as the Board or Committee may determine. We may permit employees or consultants who purchase Restricted Stock to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. We may also issue Restricted Stock for services actually performed by the recipient prior to the issuance of the Restricted Stock.

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The Board or Committee may require that Restricted Stock shall be held by us or in escrow pending the expiration or release of the applicable restrictions. Unvested Restricted Stock for which we have not received payment may be forfeited to us, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set by the Board or Committee, a recipient of Restricted Stock generally shall have the rights and privileges of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by us for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Board or Committee, in common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares or a combination of shares and cash, as determined by the Board or Committee, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a share of common stock on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free standing SARs or in tandem with options, and with such terms and conditions as the Board or Committee may determine. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR will be determined by the Board or Committee, but shall not be less than 100% of the fair market value of one share of common stock on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Withholding

To the extent provided by the terms of an Award Agreement or as may be approved by the AgeX Board or Committee, an optionee or recipient of a Restricted Stock or RSU Award or SAR may satisfy any federal, state or local tax withholding obligation relating to the Award by any of the following means (in addition to our right to withhold from any compensation paid to the Award recipient) or by a combination of such means: (a) tendering a cash payment; (b) authorizing us to withhold shares of common stock from the shares otherwise issuable to the recipient as a result of the exercise or acquisition of shares under the Award, provided, however, that no shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to us previously owned and unencumbered shares of our common stock.

Changes in Shares Under the Incentive Plan

In the event of changes in the outstanding common stock or in our capital structure by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization, the terms of Awards granted under the Incentive Plan, and the maximum number of shares subject to all Awards under the Incentive Plan or with respect to which any one person may be granted Awards during any one year period, will be equitably adjusted or substituted, as to the number, price or kind of shares or other consideration subject to the Awards to the extent necessary to preserve the economic intent of the Awards. In making such adjustments, the Board or Committee shall generally ensure that the adjustments will not constitute a modification, extension or renewal of an incentive stock option within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified options, ensure that any adjustments will not constitute a modification of such non-qualified options within the meaning of Section 409A of the Code, and that adjustments or substitutions of Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not cause us to be denied a tax deduction on account of Section 162(m) of the Code.

Restrictions on Transfers of Options

Under the Incentive Plan, stock options may be transferred to a limited class of defined “Permitted Transferees,” such as the option holder’s immediate family members, family trusts and family controlled companies. In addition, options may be transferred to a securities broker/dealer to exercise the options on the option holder’s behalf as a means of the option holder obtaining the funds needed to exercise the option, provided that the fair market value of the shares being acquired exceeded the exercise price of the option at the close of the market on the trading day preceding the exercise date.

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Repricing Prohibition

The Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing” without stockholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of our common stock. The fair market value will generally be determined by the AgeX Board, but if our common stock becomes publicly traded, the fair market value will be the closing price of the common stock on a national securities exchange or inter-dealer quotation system on which the common stock is traded.

Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by us using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, a copy of which is filed as an Exhibit to our Registration Statement on Form 10 and is incorporated herein by reference.

Other Compensation Plans

We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans. We may make contributions to 401(k) plan accounts for participating executive officers and other employees.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of October 28, 2022, by (i) each of our named executive officers, (ii) each of our directors, (iii) all of our directors and executive officers as a group; and (iv) each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock. Our calculation of the percentage of beneficial ownership is based on 37,947,152 shares of common stock outstanding as of October 28, 2022.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of October 28, 2022, and restricted stock units that will vest within 60 days of October 28, 2022. Shares of our common stock issuable pursuant to stock options and restricted stock units currently exercisable or exercisable within 60 days of October 28, 2022, and restricted stock units that will vest within 60 days of October 28, 2022, are deemed outstanding for computing the percentage of the person holding such equity awards and the percentage of any group of which the person is a member but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Section 16 of the Exchange Act.

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Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Juvenescence Limited (1)	59,438, 979	73.44%
Entities affiliated with Broadwood Partners, L.P. (2)	3,003,446	7.91%

Named Executive Officers and Directors
Michael D. West (3)	1,346,380	3.43%
Andrea E. Park (4)	238,059	*
Nafees N. Malik (5)	443,751	1.16%
Gregory H. Bailey (6)	165,000	*
Michael H. May (6)	126,534	*
Joanne M. Hackett (7)	48,750	*
All executive officers and directors as a group (7 persons) (8)	2,434,544	6.04%

*	Less than 1%

(1)	Includes 11,281,803 shares that may be acquired upon the exercise of common stock purchase warrants and additional 31,709,676 shares that may be acquired through the conversion of the amounts outstanding under the Loan Agreements into shares of AgeX common stock at an assumed conversion price of $0.62 per share based on the closing price of AgeX common stock on the NYSE American on October 21, 2022, but subject to the “19.9% Cap” and the “50% Cap” provisions of the 2022 Secured Convertible Promissory Note below under “Certain Relationships and Related Transactions — Debt Arrangements with Juvenescence” limiting the loan amount that can be converted into AgeX common stock without stockholder approval. The foregoing information is based solely on a Schedule 13D/A filed with the SEC on October 25, 2022.

(2)	Includes 2,997,156 shares owned by Broadwood Partners, L.P. and 6,290 shares owned by Neal Bradsher. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P. Neal Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. have disclaimed beneficial ownership of the shares owned by Broadwood Partners, L.P. except to the extent of their respective pecuniary interests in such shares. The address of these entities is 142 West 57th Street, 11th Floor, New York, NY 10019. The foregoing information is based solely on a Schedule 13G filed with the SEC on December 10, 2018, which provides information only as of November 28, 2018. Consequently, the beneficial ownership of these reporting entities or person may have changed between November 28, 2018 and October 28, 2022.

(3)	Includes 1,298,752 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days and 3,125 RSUs that will vest within 60 days. Excludes 81,248 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days, and 3,125 RSUs that are not presently vested and will not vest within 60 days.

(4)	Includes 237,708 shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days. Excludes 157,292 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(5)	Consists entirely of shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days. Excludes 51,249 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(6)	Consists entirely of shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days.

(7)	Consists entirely of shares of common stock that may be acquired upon the exercise of certain stock options that will become exercisable within 60 days. Excludes 16,250 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(8)	Includes 2,386,432 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days and 3,125 RSUs that will vest within 60 days. Excludes 310,102 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days and 3,125 RSUs that are not presently vested and will not vest within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compensation of Our Chief Operating Officer

Since October 2018, AgeX’s Chief Operating Officer, Nafees N. Malik, who is an employee of Juvenescence, has been devoting a majority of his time to AgeX’s operations for which AgeX reimburses Juvenescence for his services on an agreed upon fixed annual rate of $272,000 from October 18, 2018 through March 10, 2019 and $283,000 from March 11, 2019 through December 31, 2020. Additionally, Dr. Malik received a $50,000 bonus in March 2019. As of December 31, 2021 AgeX had accrued approximately $71,000 payable to Juvenescence for Dr. Malik’s services rendered.

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Debt Arrangements with Juvenescence

2019 Loan Agreement

On August 13, 2019, AgeX and Juvenescence entered into a Loan Facility Agreement (the “2019 Loan Agreement”) pursuant to which Juvenescence has provided to AgeX a $2.0 million line of credit for a period of 18 months. On February 10, 2021, AgeX entered into an amendment (the “First Amendment”) to the 2019 Loan Agreement. The First Amendment extended the maturity date of loans under the 2019 Loan Agreement to February 14, 2022 (the “Extended Repayment Date”) and increased the amount of the loan facility by $4.0 million. On November 8, 2021, AgeX entered into Amendment No. 2 (the “Second Amendment”) to the 2019 Loan Agreement. The Second Amendment increased the amount of the loan facility by another $1.0 million. As of December 31, 2021, AgeX had borrowed all of the $7.0 million total line of credit under the 2019 Loan Agreement, as amended. Concurrent with the first draw down of funds under the 2019 Loan Agreement, AgeX issued to Juvenescence 19,000 shares of AgeX common stock, with an approximate value of $56,000. On February 14, 2022, AgeX refinanced the $7.0 million outstanding principal amount of the loans and a $160,000 origination fee due under the 2019 Loan Agreement, as amended. See the discussion below regarding the 2022 Secured Convertible Promissory Note and repayment of the amounts borrowed under the 2019 Loan Agreement.

As consideration for the line of credit under the 2019 Loan Agreement, AgeX issued to Juvenescence warrants to purchase 150,000 shares of AgeX common stock, with an exercise price of $2.60 per share, which was the volume weighted average price on the NYSE American (VWAP) of AgeX common stock over the twenty trading days prior to the date the warrants were issued. The warrants expired on August 12, 2022 at 5:00 p.m. New York time three years after the date of issue.

2020 Loan Agreement

On March 30, 2020, AgeX and Juvenescence entered into a new Secured Convertible Facility Agreement (the “2020 Loan Agreement”) pursuant to which Juvenescence provided to AgeX an $8.0 million line of credit for a period of 18 months. AgeX has borrowed the full $8.0 million line of credit. The outstanding principal balance of the loans under the 2020 Loan Agreement will become due and payable on March 30, 2023.

AgeX issued to Juvenescence 28,500 shares of AgeX common stock as an arrangement fee for the loan facility when AgeX borrowed an aggregate of $3.0 million under the 2020 Loan Agreement, and AgeX issued to Juvenescence warrants to purchase a total of 3,670,663 shares of AgeX common stock (“2020 Warrants”). The number of 2020 Warrants issued was determined by the warrant formula described below. The repayment date for outstanding principal balance of the loan under the 2020 Loan Agreement will be March 30, 2023. Events of Default under the 2020 Loan Agreement include: (i) AgeX fails to pay any amount in the manner and at the time provided in the 2020 Loan Agreement and the failure to pay is not remedied within 10 business days; (ii) AgeX fails to perform any of its obligations under the 2020 Loan Agreement and if the failure can be remedied it is not remedied to the satisfaction of Juvenescence within 10 business days after notice to AgeX; (iii) other indebtedness for money borrowed in excess of $100,000 becomes due and payable or can be declared due and payable prior to its due date or if indebtedness for money borrowed in excess of $25,000 is not paid when due; (iv) AgeX stops payment of its debts generally or discontinues its business or becomes unable to pay its debts as they become due or enters into any arrangement with creditors generally, (v) AgeX becoming insolvent or in liquidation or administration or other insolvency procedures, or a receiver, trustee or similar officer is appointed in respect of all or any part of its assets and such appointment continues undischarged or unstayed for sixty days, (vi) it becomes illegal for AgeX to perform its obligations under the 2020 Loan Agreement or any governmental permit, license, consent, exemption or similar requirement for AgeX to perform its obligations under the 2020 Loan Agreement or to carry out its business is not obtained or ceases to remain in effect; (vii) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of AgeX if such process is not released, vacated or fully bonded within sixty calendar days after its issue or levy; (viii) any injunction, order or judgement of any court is entered or issued which in the opinion of Juvenescence materially and adversely affects the ability of AgeX to carry out its business or to pay amounts owed to Juvenescence under the 2020 Loan Agreement, (ix) there is a change in AgeX’s financial condition that in the opinion of Juvenescence materially and adversely affects, or is likely to so affect, its ability to perform any of its obligations under the 2020 Loan Agreement; (x) AgeX or a designated subsidiary sells, leases, licenses, consigns, transfers, or otherwise disposes of a material part of their assets other than inventory in the ordinary course of business or certain intercompany transactions, or certain other limited permitted transactions, unless Juvenescence approves, (xi) AgeX or a designated subsidiary contests the validity of its obligations under the 2020 Loan Agreement or other related agreement with Juvenescence, (xii) any representation, warranty, or other statement made by AgeX or a designated subsidiary under the 2020 Loan Agreement is incomplete, untrue, incorrect, or misleading, or (xiii) AgeX or a designated subsidiary suspends or ceases to carry on all or a material part of its business or threatens to do so.

Under the terms of the 2020 Loan Agreement, each time AgeX received an advance of funds under the 2020 Loan Agreement, AgeX issued to Juvenescence a number of 2020 Warrants equal to 50% of the number determined by dividing the amount of the advance by the applicable Market Price. The Market Price set each 2020 Warrant when issued was the closing price per share of AgeX common stock on the NYSE American on the date of the applicable notice from AgeX requesting a draw of funds that triggered the obligation to issue the 2020 Warrant. The exercise price of the 2020 Warrants is the applicable Market Price. The 2020 Warrants will expire at 5:00 p.m. New York time three years after the date of issue. As of June 30, 2022, AgeX had issued to Juvenescence 2020 Warrants to purchase 3,670,663 shares of AgeX common stock. The exercise prices of the 2020 Warrants issued through June 30, 2022 range from $0.70 per share to $1.895 per share representing the market closing price on the NYSE American of AgeX common stock on the one day prior to delivery of the drawdown notices. The number of shares issuable upon exercise of the warrants and the exercise price per share are subject to adjustment upon the occurrence of certain events such as a stock split or reverse split or combination of the common stock, stock dividend, recapitalization or reclassification of the common stock, and similar events.

2022 Secured Convertible Promissory Note and Security Agreement

On February 14, 2022, AgeX and Juvenescence entered into a Secured Convertible Promissory Note (the “Secured Note”) pursuant to which Juvenescence has agreed to provide to AgeX a $13,160,000 line of credit for a period of 12 months. AgeX drew an initial $8,160,000 of the line of credit and used $7,160,000 to refinance the outstanding principal and the loan origination fees under its 2019 Loan Agreement with Juvenescence. Through additional draws on the Secured Note line of credit, AgeX has now borrowed $11,160,000 . The remaining $2.0 million of the line of credit may be drawn down from time to time until February 14, 2023 subject to Juvenescence’s discretion to approve each loan draw. AgeX may not draw more than $1.0 million in any subsequent single draw. The outstanding principal balance of the Secured Note will become due and payable on February 14, 2024 (the “Repayment Date”).

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As an arrangement fee for the Secured Note, AgeX will pay Juvenescence an Origination Fee in an amount equal to 4% of the amount each draw of loan funds, which will accrue as each draw is funded, and an additional 4% of all the total amount of funds drawn that will accrue following the end of the 12 month period during which funds may be drawn from the line of credit. The Origination Fee will become due and payable on the Repayment Date or in a pro rata amount with any prepayment of in whole or in part of the outstanding principal balance of the Secured Note.

2022 Warrants – Upon each draw down of funds under the Secured Note, AgeX will issue to Juvenescence warrants to purchase shares of AgeX common stock (“2022 Warrants”). The 2022 Warrants will be governed by the terms of a Warrant Agreement between AgeX and Juvenescence. The number of 2022 Warrants to be issued will be equal to 50% of the number determined by dividing the amount of the applicable loan draw by the applicable Market Price. The Market Price will be the last closing price per share of AgeX common stock on the NYSE American or other national securities exchange preceding the delivery of the notice from AgeX requesting a draw of funds that triggers the obligation to issue 2022 Warrants; provided, however that if AgeX common stock is not traded on a national securities exchange the Market Price shall be determined with reference to closing prices quoted or bid and asked prices on an interdealer quotation system averaged over twenty consecutive trading days. The exercise price of the 2022 Warrants will be the applicable Market Price. The 2022 Warrants will expire at 5:00 p.m. New York time three years after the date of issue.

The Warrant Agreement governing the 2022 Warrants contains a “change of control blocker” provision intended to prevent an exercise of 2022 Warrants that would violate the Change in Control Rule. The exercise price of the 2022 Warrants is set with reference to the market price of AgeX common stock so the 20% Rule would have no effect on the exercise of 2022 Warrants. Under the terms of the Secured Note, AgeX has agreed to seek the vote of AgeX stockholders to approve the ability of Juvenescence to exercise its 2022 Warrants if the exercise would cause Juvenescence’s ownership of AgeX common stock to equal or exceed 50% of the outstanding AgeX common stock.

As of October 28, 2022, AgeX had issued to Juvenescence 2022 Warrants to purchase 7,611,140 shares of AgeX common stock. The exercise prices of the 2022 Warrants issued through October 28, 2022 range from $0.67 per share to $0.88 per share representing the market closing price of AgeX common stock on the NYSE American on the one day prior to delivery of the drawdown notices. The number of shares issuable upon exercise of the warrants and the exercise price per share are subject to adjustment upon the occurrence of certain events such as a stock split or reverse split or combination of the common stock, stock dividend, recapitalization or reclassification of the common stock, and similar events.

Conversion of Loan Amounts to Common Stock – In lieu of repayment of funds borrowed, AgeX may convert the loan balance and any accrued but unpaid Origination Fees (collectively the “Outstanding Amount”) into AgeX common stock or “units” (a “Borrower Conversion”) if AgeX consummates a “Qualified Offering” which means a sale of common stock (or common stock paired with warrants or other convertible securities in “units”) in which the gross sale proceeds are at least $10.0 million. The conversion price per share or units shall be the lowest price at which shares or units are sold in the Qualified Offering before deducting underwriting commissions and discounts, placement agent commissions and fees, and other expenses of the Qualified Offering. In the case of sales of shares of common stock by AgeX from time to time in an “at the market offering” a Qualified Offering shall be deemed to have occurred if and when such proceeds of the sales reaches $10.0 million.

Juvenescence may convert the Outstanding Amount in whole or in part into AgeX common stock (a “Lender Conversion”) at any time at Juvenescence’s election at the closing price per share of AgeX common stock on the NYSE American or other national securities exchange on the date prior to the date Juvenescence gives AgeX notice Juvenescence’s election to convert the Outstanding Amount or a portion thereof into common stock.

Any Borrower Conversion or Lender Conversion is subject to certain restrictions to comply with applicable requirements of the NYSE American (the “Exchange”) where AgeX common stock is listed. Section 713 of the Exchange Company Guide requires listed companies to obtain stockholder approval as a prerequisite to Exchange listing approval before: (i) issuing additional shares in a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of stock outstanding (determined as of the date of the particular transaction agreement) for less than the greater of book or market value of the Exchange listed common stock (the “20% Rule”) and (ii) issuing shares that will result in a change of control of the company (the “Change of Control Rule”). While the Exchange has not defined “change of control”, the Exchange considers any issuance of stock to be subject to the Change of Control Rule if the issuance of stock would result in a stockholder holding 50% or more of a company’s outstanding stock. The Secured Note contains a “19.9 % blocker” provision and a “change of control blocker” provision intended to prevent a conversion of the Outstanding Amount that would violate the 20% Rule or the Change of Control Rule.

The 19.9% blocker provides that any conversion of the Secured Note into common stock must either (i) not involve the issuance of more than 19.9% of the common stock outstanding on the date of the Secured Note at a price lower than the applicable market price (as further explained below) so that stockholder approval under the 20% Rule would not be required, or (ii) be approved by the AgeX stockholders. Under the Secured Note, AgeX may borrow funds from Juvenescence in period installments or “tranches” and the market price of AgeX common stock is determined for each such tranche. Each tranche market price is based on the closing price of AgeX common stock on the date of the drawdown notice from AgeX to Juvenescence requesting funding of the loan tranche. Upon Borrower Conversion, which can take place only in connection with a Qualified Offering by AgeX, only shares of common stock issuable upon the conversion of a tranche with a tranche market price greater than the applicable conversion price would be aggregated (along with any other common stock that might be issued to Juvenescence in connection with the Qualified Offering) for the purpose of determining the applicability of the 19.9% blocker. Upon Lender Conversion, only shares issuable upon the conversion of a tranche with a tranche market price that is lower than the market price on the date prior to the date the Juvenescence delivers a conversion notice to AgeX are aggregated for the purposes of determining the applicability of the 19.9% blocker. The change of control blocker provision provides that without the prior approval of AgeX stockholders a Borrower Conversion or a Lender Conversion may not take place if it would cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock.

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Consequently, without the approval of AgeX stockholders the Outstanding Amount may not be converted into AgeX common stock under the Borrower Conversion provisions or the Lender Conversion provisions of the Secured Note in an amount that would (a) equal or exceed 19.9% of the outstanding common stock (measured at the date of the Secured Note) at a conversion price less than the greater of the book value or the applicable tranche market value of AgeX common stock, or (b) cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock.

Default Provisions – The Outstanding Amount may become immediately due and payable prior to the Repayment Date if an Event of Default as defined in the Secured Note occurs. Events of Default under the Secured Note include: (a) AgeX fails to pay any principal amount payable by it in the manner and at the time provided under and in accordance with the Secured Note, (b) AgeX fails to pay any other amount payable by it in the manner and at the time provided under and in accordance with the Secured Note or the Security Agreement described below or any other agreement executed in connection with the Secured Note (the “Loan Documents”) and the failure is not remedied within three business days; (c) AgeX fails to perform any of its covenants or obligations or fail to satisfy any of the conditions under the Secured Note or any other Loan Document and, such failure (if capable of remedy) remains unremedied to the satisfaction of Juvenescence (in its sole discretion) for 10 business days after the earlier of (i) notice requiring its remedy has been given by Juvenescence to AgeX and (ii) actual knowledge of the failure by senior officers of AgeX; (d) if any indebtedness of AgeX in excess of $100,000 becomes due and payable, or a breach or other circumstance arises thereunder such that Juvenescence is entitled to declare such indebtedness due and payable, prior to its due date, or any indebtedness of AgeX in excess of $25,000 is not paid on its due date; (e) AgeX stops payment of its debts generally or ceases or threatens to cease to carry on its business or is unable to pay its debts as they fall due or is deemed by a court of competent jurisdiction to be unable to pay its debts as they fall due, or enters into any arrangements with its creditors generally; (f) if (i) an involuntary proceeding (other than a proceeding instituted by Juvenescence or an affiliate of Juvenescence) shall be commenced or an involuntary petition shall be filed seeking liquidation, reorganization or other relief in respect of AgeX and any subsidiary, or of all or a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) an involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for AgeX or a subsidiary or for a substantial part of its assets occurs (other than in a proceeding instituted by Juvenescence or an affiliate of Juvenescence), and, in any such case, such proceeding shall continue undismissed and unstayed for sixty (60) consecutive days without having been dismissed, bonded or discharged or an order of relief is entered in any such proceeding; (g) it becomes unlawful for AgeX to perform all or any of its obligations under the Secured Note or any authorization, approval, consent, license, exemption, filing, registration or other requirement of any governmental, judicial or public body or authority necessary to enable AgeX to comply with its obligations under the Secured Note or to carry on its business is not obtained or, having been obtained, is modified in a manner that precludes AgeX or its subsidiaries from conducting their business in any material respect, or is revoked, suspended, withdrawn or withheld or fails to remain in full force and effect; (h) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of AgeX or a subsidiary if such process is not released, vacated or fully bonded within 60 calendar days after its issue or levy; (i) any injunction, order, judgment or decision of any court is entered or issued which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of AgeX or a subsidiary to carry on its business or to pay amounts owed to Juvenescence under the Secured Note; (j) AgeX, whether in a single transaction or a series of related transactions, sells, leases, licenses, consigns, transfers or otherwise disposes of any material portion of its assets (with any such disposition with respect to any asset or assets with a fair value of at least $250,000 being deemed material), other than (i) certain permitted investments (ii) sales, transfers and dispositions of inventory in the ordinary course of business, (iii) any termination of a lease of real or personal property that is not necessary in the ordinary course of the AgeX’s business, could not reasonably be expected to have a material adverse effect and does not result from AgeX’s default, and (iv) any sale, lease, license, consignment, transfer or other disposition of assets that are no longer necessary in the ordinary course of business or which has been approved in writing by Juvenescence; (k) any of the following shall occur: (i) the security and/or liens created by the Security Agreement or any other Loan Document shall at any time cease to constitute valid and perfected security and/or liens on any material portion of the collateral intended to be covered thereby; (ii) except for expiration in accordance with its terms, the Security Agreement or any other Loan Document pursuant to which a lien is granted by AgeX in favor of Juvenescence shall for whatever reason be terminated or shall cease to be in full force and effect; (iii) the enforceability of the Security Agreement or any other Loan Document pursuant to which a lien is granted by AgeX in favor of Juvenescence shall be contested by AgeX or a subsidiary, (iv) AgeX shall assert that its obligations under the Secured Note or any other Loan Document shall be invalid or unenforceable, or (v) a loss, theft, damage or destruction occurs with respect to a material portion of the collateral; (l) there is any change in the financial condition of AgeX and its subsidiaries which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of AgeX to perform any of its obligations under the Secured Note; and (m) any representation, warranty or statement made, repeated or deemed made or repeated by AgeX in the Secured Note, or pursuant to the Loan Documents, is incomplete, untrue, incorrect or misleading in any material respect when made, repeated or deemed made.

Restrictive Covenants – The Secured Note includes certain covenants that among other matters such as financial reporting: (i) impose financial restrictions on AgeX while the Secured Note remains unpaid, including restrictions on the incurrence of additional indebtedness by AgeX and its subsidiaries, except that AgeX’s subsidiary Reverse Bio will be permitted to incur debt convertible into equity not guaranteed or secured by the assets of AgeX or any other AgeX subsidiary, and the restrictions on the incurrence of indebtedness applicable to Reverse Bio will end if it raises more than $15.0 million in debt or equity financing within 12 months from the date of the Secured Note; (ii) require that AgeX use loan proceeds and funds that may be raised through certain equity offerings only for research and development work, professional and administrative expenses, for general working capital, and for repayment of all or a portion of AgeX’s indebtedness to Juvenescence; and (iii) prohibit AgeX from making additional investments in subsidiaries, unless AgeX obtains the written consent of Juvenescence to a transaction that otherwise would be prohibited or restricted.

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Security Agreement – AgeX has entered into a Security Agreement granting Juvenescence a security interest in substantially all of the assets of AgeX, including a security interest in shares of AgeX subsidiaries that hold certain assets, as collateral for AgeX’s loan obligations. If an Event of Default occurs, Juvenescence will have the right to foreclose on the assets pledged as collateral.

Registration Rights Agreements

AgeX entered into certain Registration Rights Agreements pursuant to which it has agreed to register for sale under the Securities Act of 1933, as amended (the “Securities Act”) all shares of AgeX common stock presently held by Juvenescence or that may be acquired by Juvenescence through the exercise of common stock purchase warrants that they hold or that they may acquire pursuant to the 2020 Loan Agreement, and shares that they may acquire through the conversion of the loans into AgeX common stock. AgeX has filed a registration statement on Form S-3, which has become effective under the Securities Act, for offerings on a delayed or continuous basis covering 16,447,500 shares of our common stock held by Juvenescence and 3,248,246 shares of AgeX common stock that may be issued upon the exercise of warrants held by Juvenescence. Juvenescence retains the right to require AgeX to register additional shares of common stock that Juvenescence may acquire through the exercise of warrants or the conversion of loans. AgeX is obligated to pay the fees and expenses of each registered offering under such registration rights agreement except for underwriting discounts and commissions. AgeX and Juvenescence will indemnify each other from certain liabilities in connection the registration, offer, and sale of securities under a registration statement, including liabilities arising under the Securities Act.

AgeX entered into an amendment to its Registration Rights Agreement with Juvenescence to include the 2022 Warrants and underlying shares and any shares issuable upon the conversion of the Secured Note into common stock as registrable securities under the Registration Rights Agreement.

Stockholder Approval of Certain Matters

2020 Loan Agreement and 2022 Warrants

The 2020 Loan Agreement and the related Warrant Agreement governing the 2020 Warrants placed certain limits on the number of shares of AgeX common stock that may be issued to Juvenescence upon conversion of outstanding loan amounts or exercise of the 2020 Warrants, in order to comply with applicable NYSE American listing requirements, prior to stockholder approval of the issuance of shares to Juvenescence that would result in (a) Juvenescence receiving additional shares in excess of 19.9% of the AgeX common stock outstanding as of March 30 2020, the date of the 2020 Loan Agreement, for less than the greater of book value or the applicable tranche market values of AgeX common stock (the “19.9% Cap”), or (b) Juvenescence owning 50% or more of the outstanding AgeX common stock (the “50% Cap”). As required by the terms of the 2020 Loan Agreement, AgeX sought and obtained the vote of AgeX stockholders approving (i) the ability of AgeX and Juvenescence to convert the Outstanding Amount into shares of AgeX common stock under the Borrower Conversion and Lender Conversion provisions of the 2020 Loan Agreement even if the Borrower Conversion or Lender Conversion, as applicable, would result in (a) Juvenescence receiving additional shares in excess of the 19.9% Cap or the 50% Cap, and (ii) the ability of Juvenescence to exercise its 2022 Warrants even if the exercise would cause Juvenescence’s ownership of AgeX common stock to equal or exceed the 50% Cap.

Secured Note and 2022 Warrants

Under the terms of the Secured Note, AgeX has agreed to seek the vote of AgeX stockholders to approve the ability of AgeX and Juvenescence to convert the Outstanding Amount into shares of AgeX common stock under the Borrower Conversion and Lender Conversion provisions of the Secured Note, and the ability of Juvenescence to exercise its 2022 Warrants, even if (A) the Borrower Conversion or Lender Conversion, as applicable, would result in (i) Juvenescence receiving additional shares in excess of 19.9% of the AgeX common stock outstanding as of the date of the Secured Note for less than the greater of book value or the applicable tranche market values of AgeX common stock, or (ii) Juvenescence owning more than 50% of AgeX outstanding common stock, or if (B) the exercise of 2022 Warrants would cause Juvenescence’s ownership of AgeX common stock to equal or exceed 50% of the outstanding AgeX common stock.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of Exchange Act requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other AgeX equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a).

To our knowledge, based solely on our review of the copies of Forms, 3 and 4 and amendments thereto filed during the last fiscal year, and Forms 5 and amendments thereto filed with respect to the last fiscal year, by the Reporting Persons, or written representation from the Reporting Persons that no Form 5 was required, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2021, except that a Form 4 was filed late by Michael D. West, AgeX’s Chief Executive Officer and a member of our Board of Directors, for restricted stock units vested on September 11, 2021.

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RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

The Board of Directors has selected WithumSmith + Brown PC (“Withum”) as our independent registered public accountants. OUM & Co., LLP (“OUM”) served as our independent registered public accountants from October 2017 until July 15, 2021 when OUM and Withum entered into a transaction pursuant to which partners and professional staff of OUM joined Withum as partners or employees. As a result of that transaction, on July 15, 2021, OUM resigned as our independent registered public accounting firm and our Audit Committee appointed Withum as our independent registered public accountants.

Other than a going concern qualification, the audit reports of Withum and OUM on our consolidated financial statements for the years ended December 31, 2021 and 2020, respectively, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2021 and 2020, there were no disagreements between us and Withum and OUM (through the subsequent interim periods preceding OUM’s resignation), on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum and OUM would have caused them to make reference thereto in their respective reports on our financial statements for such years.

During the two most recent fiscal years ended December 31, 2021 and 2020, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of SEC Regulation S-K. Through the interim periods preceding Withum’s engagement, we did not consult with Withum on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Withum did not provide either a written report or oral advise to us that Withum concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement with OUM or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Board of Directors proposes and recommends that the stockholders ratify the selection of the firm of Withum to serve as our independent registered public accountants for the fiscal year ending December 31, 2022. Approval of the selection of Withum to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of the selection of Withum to audit our financial statements.

We expect that a representative of Withum will be present at the Meeting, online, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from stockholders.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of Withum as Our

Independent Registered Public Accountants

The following table sets forth the aggregate fees billed to us during the fiscal years ended December 31, 2021 and 2020 by Withum and OUM:

	Withum		OUM		Total
	2021	2020	2021	2020	2021	2020
Audit Fees (1)	$267,000	$-	$36,000	$285,000	$303,000	$285,000
Audit Related (2)	-	-	54,000	28,000	54,000	28,000
	$267,000	$-	$90,000	$313,000	$357,000	$313,000

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, and review of interim financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees relate to assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category would include fees related to non-routine SEC filings.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. During 2021 and 2020, 100% of the fees paid to Withum and OUM were approved by the Audit Committee.

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COMMON STOCK AMENDMENT PROPOSAL

We are asking our stockholders to approve an amendment (the “Common Stock Amendment”) to our Certificate of Incorporation that, if approved, will increase the authorized number of shares of our common stock, par value $0.0001 per share, to 200,000,000 shares from the currently authorized number of 100,000,000 shares. We refer to this proposal as the Common Stock Amendment Proposal.

The operative provision of the proposed Common Stock Amendment would read as follows:

“Article 4 of the Certificate of Incorporation of the corporation is amended to read as follows:

Article 4

Capital Stock

The corporation is authorized to issue two classes of stock, which shall be designated “Common Stock” and “Preferred Stock.” The number of shares of Common Stock which the corporation is authorized to issue is two hundred million (200,000,000), with a par value of $0.0001 per share. The number of shares of Preferred Stock which the corporation is authorized to issue is five million (5,000,000), with a par value of $0.0001 per share. The Preferred Stock may be issued in one or more series as the board of directors of the corporation may by resolution or resolutions designate. The board of directors of the corporation is authorized to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions and the number of shares of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon the Preferred Stock as a class, or upon any wholly unissued series of Preferred Stock. The board of directors may, by resolution, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issue of shares of that series.”

The text of the proposed Common Stock Amendment is subject to modification to include such changes as our Board of Directors determines to be necessary or advisable to effect the Common Stock Amendment Proposal.

Vote Required; Effect of Abstentions and Broker Non-Votes

For the Common Stock Amendment Proposal to be approved in accordance with the requirements of Delaware law and our Bylaws, the affirmative vote of the holders of not less than a majority of our outstanding shares entitled to vote is required. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of the Common Stock Amendment Proposal.

Broker non-votes occur when a beneficial owner of outstanding shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine” under applicable stock exchange rules. If you as beneficial owner do not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter. We believe the Common Stock Amendment Proposal is a “routine” matter and, as a result, we do not expect there to be any broker non-votes for this proposal, however the determination as to whether a broker may vote will be determined by the broker. If you do not vote your shares for a routine matter, your broker will have the discretion to vote your shares and their vote might not reflect the vote you would have cast if you had voted by proxy. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a stockholder to ensure that your shares are voted in the manner in which you want them to be voted.

If you check the “abstain” box for the Common Stock Amendment Proposal on the proxy card or if you attend the Meeting without submitting a proxy and you abstain from voting on the Common Stock Amendment Proposal, your shares will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether the Common Stock Amendment Proposal has received an affirmative vote sufficient for approval. Because the vote to approve the Common Stock Amendment Proposal requires the affirmative vote of a majority of the shares of our common stock that were outstanding on the record date, an abstention on the Common Stock Amendment Proposal has the effect of a vote against the Common Stock Amendment Proposal.

The Board of Directors Recommends a Vote “FOR”

Approval of the Common Stock Amendment Proposal

Reasons for the Common Stock Amendment Proposal

Our Board of Directors believes that the proposed increase in the number of authorized shares of common stock is desirable in order to enhance our flexibility in taking possible future actions, such as raising additional equity capital, making acquisitions using our equity as consideration, awarding equity compensation or pursuing other corporate purposes. As of October 28, 2022, we had 37,947,152 shares of common stock issued and outstanding, approximately 3,267,229 shares of common stock reserved for issuance upon the exercise of outstanding stock options and upon vesting of RSUs, approximately 1,139,021 shares of our common stock available for future grants under our Incentive Plan, and 11,281,803 shares of common stock reserved for issuance upon the exercise of outstanding stock purchase warrants. In addition, the loans from Juvenescence pursuant to the 2022 Secured Note and the 2020 Loan Agreement are convertible into shares of common stock, as discussed under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS — Debt Arrangements with Juvenescence”, but because the number of shares issuable upon conversion would be determined based on the prevailing market price or prices of the common stock at the time or times of conversion, the exact number of shares that may be issued upon conversion is not current determinable. However, by way of example only, if the amounts outstanding under the Secured Note and the 2020 Loan Agreement as of October 28, 2022, had been converted into common stock at the $0.62 per share closing price of the common stock on the NYSE American on October 21, 2022, approximately 31,709,677 shares of common stock would have been issued to Juvenescence, leaving only approximately 14,655,118 shares of common stock available to us for use in raising capital, making acquisitions, or pursuing other corporate purposes.

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We have not yet received significant revenues from the sale of products or licensing of technologies, and until such time as we are able to generate sufficient revenue to finance our operations, we will need to raise additional capital through the sale of common stock, preferred stock, and securities convertible into or exercisable for shares of common stock or preferred stock, or through additional debt financing. We presently need additional capital to operate our business, including to reinstitute research and development programs that have been suspended or out-sourced, to repay loans from Juvenescence, and to increase our stockholders’ equity in order to regain compliance with the NYSE American continued listing requirements. We may offer and sell shares of common stock to obtain additional funds for those capital purposes, and we may obtain capital through the sale of shares of capital stock by one or more of our subsidiaries, but there is no assurance as to the amount of shares that we or our subsidiaries will be able to sell or the price or prices at which the shares may be sold. We may also issue shares of common stock to acquire other businesses or assets from time to time when opportunities arise. If the Common Stock Amendment Proposal is not approved, the amount of capital that we may raise directly and not through subsidiaries, and our opportunities to acquire additional business or assets, will be severely constrained because the number of shares of common stock that we may offer and sell for cash, or issue for any such acquisitions, will be limited to the number of authorized and unissued shares not reserved for issuance upon the exercise of outstanding stock options and warrants, upon the vesting of outstanding RSUs, and upon the conversion of the Secured Note and loans under the 2020 Loan Agreement to the extent not repaid with proceeds from the sale of common stock or from other sources.

We have entered into a Sales Agreement with Chardan Capital Markets, LLC pursuant to which we may offer and sell shares of common stock from time to time for cash in “at-the-market” transactions. We are not presently a party of any other financing or acquisition agreements that require us to issue, or pursuant to which we may issue, shares of common stock, and we may not be able to raise capital or consummate future acquisitions on terms we deem acceptable, or at all.

Certain Effects of the Common Stock Amendment Proposal

If approved by our stockholders, the Common Stock Amendment will allow AgeX to issue shares of common stock to accommodate its foreseeable needs and objectives without further approval by our stockholders. By increasing the authorized number of shares of common stock in advance of any specific transactions, we will be able to act in a timely manner when an opportunity involving the issuance of common stock arises, or when our Board of Directors believes it is in the best interests of AgeX and our stockholders to take action, without the delay, uncertainty and expense that could be involved in obtaining stockholder approval in the midst of that opportunity. The additional shares of common stock being authorized by the Common Stock Amendment will be unreserved and available for issuance. No further stockholder authorization would be required prior to the issuance of those shares of common stock by us, except where approval by our stockholders is required under NYSE American rules or the Delaware General Corporations Law.

The additional shares of common stock that would be authorized by adoption of the Common Stock Amendment will have rights identical to the currently outstanding shares of common stock. Adoption of the Common Stock Amendment and issuance of any newly authorized shares of common stock will not affect the rights of the holders of the currently outstanding shares of common stock, except for effects incidental to increasing the number of our shares of common stock outstanding, such as dilution of the earnings (loss) per share and voting rights of current holders of shares of common stock.

The increase in authorized shares of common stock could make more difficult or discourage attempts to obtain control of AgeX, thereby having an anti-takeover effect. The increase in the authorized common stock was not proposed by our Board of Directors in response to any known threat to acquire control of AgeX.

Our Certificate of Incorporation currently provide our Board of Directors with the authority to issue up to 5,000,000 shares of preferred stock and to determine the powers, preferences and rights, and the qualifications, limitations or restrictions and the number of shares of any series of preferred stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon the preferred stock as a class, or upon any wholly unissued series of preferred stock, without any further vote or action by our stockholders. This authority of the Board of Directors will not be changed by the Common Stock Amendment, and the Common Stock Amendment will not increase the total number of shares of preferred stock that the Board of Directors may determine to issue.

INCENTIVE PLAN AMENDMENT PROPOSAL

We are asking our stockholders to approve an amendment to our Incentive Plan (the “Incentive Plan Amendment”) that, if approved, will make an additional 4,000,000 shares of our common stock available for the grant of Awards to our employees, directors, and consultants.

Vote Required; Effect of Abstentions and Broker Non-Votes

Approval of the Incentive Plan Amendment Proposal requires the affirmative vote of a majority of the shares present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of the Incentive Plan Amendment Proposal.

Broker non-votes occur when a beneficial owner of outstanding shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” If you as beneficial owner do not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter. However, we believe the Incentive Plan Amendment Proposal is a “non-routine” matter because it relates to executive compensation and, as a result, we expect that brokers or nominees will not vote on this proposal unless the beneficial owners of the AgeX shares they hold instruct them how to vote. Accordingly, if you do not vote your shares for the Incentive Plan Amendment Proposal, it is likely that your broker will not vote your shares for you on this Proposal. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a stockholder to ensure that your shares are voted in the manner in which you want them to be voted.

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If you check the “abstain” box for the Incentive Plan Amendment Proposal on the proxy card or if you attend the Meeting without submitting a proxy and you abstain from voting on the Incentive Plan Amendment Proposal, your shares will not be counted for purposes of determining whether the Incentive Plan Amendment Proposal has received an affirmative vote sufficient for approval.

The Board of Directors Recommends A Vote “FOR” the

Approval of the Incentive Plan Amendment Proposal

A copy of the full text of the Incentive Plan Amendment is attached to this Proxy Statement as Appendix A. A summary of the Incentive Plan can be found in this Proxy Statement under “EXECUTIVE COMPENSATION-The Incentive Plan.”

Reasons for the Incentive Plan Amendment Proposal

Stock options and other equity-based Awards are an important part of employee and director compensation packages. The Board strongly believes that our ability to attract and retain the services of employees, consultants, and directors depends in great measure upon our ability to provide the kind of incentives that are derived from the ownership of stock, stock options, and other equity based incentives that are offered by other biotechnology companies. We believe that we will be placed at a serious competitive disadvantage in attracting and retaining capable employees, consultants, and directors at a critical time in our corporate development, unless the Incentive Plan Amendment is approved by our stockholders.

As of September 30, 2022, approximately 1,139,021 shares of AgeX common stock remained available for the grant of Awards under the Incentive Plan, which our Board believes is not sufficient for our needs. As of that date, we had 9 full-time and part-time employees and 3 non-employee directors who are eligible to receive Awards under the Incentive Plan. We expect to need additional shares for Awards to retain our current directors, executives, and key employees, and especially to hire new executives and employees for our operations. We also engage consultants from time to time, and generally have had between 4 and 8 individuals providing consulting services this year, and although we may grant consultants equity awards under the Incentive Plan we did not do so during 2021 and have not done so during 2022, other than the grant of 75,000 stock options during 2021 to Nafees Malik, our Chief Operating Officer, who is an employee of Juvenescence and has been devoting a majority of his time to AgeX’s operations for which AgeX reimburses Juvenescence for his services. Also, our Bylaws permit us to add additional members to our Board of Directors, which means that the number of non-employee directors eligible to receive Awards under the Incentive Plan may increase in the future as well.

The Board believes that the addition of 4,000,000 shares of common stock for the grant of Awards under the Incentive Plan will fulfill our needs for the near future. Any future increase in the number of shares under the Incentive Plan would be submitted to the stockholders for approval. Although the Incentive Plan Amendment has been approved by our Board of Directors, the Incentive Plan Amendment has not yet been approved by our stockholders.

Future Incentive Plan Awards

Awards under the Incentive Plan are within the discretion of our Compensation Committee and Board of Directors. The exercise price and value of each Award will reflect the market price of our common stock at the time of the Award. Future Awards under the Incentive Plan, including to our non-employee directors and to our officers, are not determinable at this time. It is likely that we will add other employees, including officers, for research and product development, and we may add other administrative personnel, including officers, as the need arises. Our Compensation Committee and Board of Directors may adopt guidelines for determining option awards based upon the professional level of each employee in the organization, but the ultimate decision to grant Awards will also be based on each employee’s and AgeX’s annual performance. Accordingly, the number and value of additional Awards that might be granted to our executive officers and other employees is not presently determinable.

The following table shows certain information concerning the options outstanding and available for issuance under the Incentive Plan as of December 31, 2021 (in thousands, except weighted average exercise price):

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of the Outstanding Options, Warrants, and Rights	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans
AgeX Stock Option Plans Approved by Stockholders	3,381	$2.32	1,035

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Federal Income Tax Consequence of Participation in the Incentive Plan

The following discussion summarizes certain federal income tax consequences of participation in the Incentive Plan. Although we believe the following statements are correct based on existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder, the Code or regulations may be amended from time to time, and future judicial interpretations may affect the veracity of the discussion.

Incentive Stock Options

Under Section 422(a) of the Code, the grant and exercise of an incentive stock option pursuant to the Incentive Plan is entitled to the benefits of Section 421(a) of the Code. Under Section 421(a), an optionee will not be required to recognize income at the time the option is granted or at the time the option is exercised, except to the extent that the optionee is subject to the alternative minimum tax. If the applicable holding periods described below are met, when the shares of stock received upon exercise of an incentive stock option are sold or otherwise disposed of in a taxable transaction, the option holder will recognize compensation income (taxed as a long term capital gain), for the taxable year in which disposition occurs, in an amount equal to the excess of the fair market value of the common stock at the time of such disposition over the amount paid for the shares.

We will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive stock option, except in connection with a disqualifying disposition as discussed below. No portion of the amount received by the optionee upon the sale of common stock acquired through the exercise of an incentive stock option will be subject to withholding for federal income taxes, or be subject to FICA or state disability taxes, except in connection with a disqualifying disposition.

In order for a participant to receive the favorable tax treatment provided in Section 421(a) of the Code, Section 422 requires that the participant make no disposition of the option shares within two years from the date the option was granted, nor within one year from the date the option was exercised and the shares were transferred to the participant. In addition, the participant must, with certain exceptions for death or disability, be an employee of AgeX (or of a parent or subsidiary of AgeX, as defined in Section 424(e) and (f) of the Code, or a corporation, or parent or subsidiary thereof, issuing or assuming the option in a merger or other corporate reorganization transaction to which Section 424(a) of the Code applies) at all times within the period beginning on the date of the grant of the option and ending on a date within three months before the date of exercise. In the event of the death of the participant, the holding periods will not apply to a disposition of the option or option shares by the participant’s estate or by persons receiving the option or shares under the participant’s will or by intestate succession.

If a participant disposes of stock acquired pursuant to the exercise of an incentive stock option before the expiration of the holding period requirements set forth above, the participant will realize, at the time of the disposition, ordinary income to the extent the fair market value of the common stock on the date the shares were purchased exceeded the purchase price. The difference between the fair market value of the common stock on the date the shares were purchased and the amount realized on disposition is treated as long-term or short-term capital gain or loss, depending on the participant’s holding period of the shares of common stock. The amount treated as ordinary income may be subject to the income tax withholding requirements of the Code and FICA withholding requirements. The participant will be required to reimburse us, either directly or through payroll deduction, for all withholding taxes that we are required to pay on behalf of the participant. At the time of the disposition, we will be allowed a corresponding business expense deduction under Section 162 of the Code to the extent of the amount of the participant’s ordinary income. We may adopt procedures to assist us in identifying such deductions, and may require a participant to notify us of his or her intention to dispose of any such shares.

Regardless of whether a participant satisfies the requisite holding period for his or her option and shares, the participant may be subject to the alternative minimum tax with respect to the amount by which the fair market value of the common stock acquired exceeded the exercise price of the option on the date of exercise.

Other Options

The Incentive Plan also permits us to grant options that do not qualify as incentive stock options. These “non-qualified” stock options may be granted to employees or non-employees, such as persons performing consulting or professional services for us. An Incentive Plan participant who receives a non-qualified option will not be taxed at the time of receipt of the option, provided that the option does not have an ascertainable value or an exercise price below fair market value of the common stock on the date of grant, but the participant will be taxed at the time the option is exercised.

The amount of taxable income that will be earned upon exercise of a non-qualified option will be the difference between the fair market value of the common stock on the date of the exercise and the exercise price of the option. We will be allowed a business expense deduction to the extent of the amount of the participant’s taxable income recognized upon the exercise of a non-qualified option. Because the option holder is subject to tax immediately upon exercise of the option, there are no applicable holding periods for the stock. The option holder’s tax basis in the common stock purchased through the exercise of a non-qualified option will be equal to the exercise price paid for the stock plus the amount of taxable gain recognized upon the exercise of the option. The option holder may be subject to additional tax on sale of the stock if the price realized exceeds his or her tax basis.

SARs; Restricted Stock; and RSUs

A recipient of a SAR will not recognize taxable income upon the grant of the SAR. The recipient of the SAR will recognize ordinary income upon exercise of the SAR in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

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A recipient of a Restricted Stock Award will not have taxable income upon the grant, unless the Restricted Stock is then vested, or unless the recipient elects under Section 83(b) of the Code to be taxed at the time of grant. Otherwise, upon vesting of the shares, the recipient will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares, if any. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A recipient of a RSU does not recognize taxable income when the Award is granted. When vested a RSU (and dividend equivalents, if any) is settled and distributed, the participant will recognize ordinary income equal to the amount of cash or the fair market value of shares received, less the amount paid for the RSU, if any.

ERISA

The Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

JUVENESCENCE PROPOSAL

AgeX has entered into the Secured Note with Juvenescence, its largest stockholder, as further discussed in this Proxy Statement under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS—2022 Secured Convertible Promissory Note and Security Agreement”. As of October 28, 2022, Juvenescence held 16,447,500 shares of AgeX common stock or approximately 43.3% of AgeX outstanding common stock, 2020 Warrants to purchase 3,670,663 shares of AgeX common stock, and 2022 Warrants to purchase 7,611,140 shares of AgeX common stock. As of October 28, 2022, AgeX had drawn $11,660,000 in loans under the Secured Note, which if converted into AgeX common stock at a conversion price of $0.62  per share, the closing price of AgeX common stock on the NYSE American (the “Exchange”) on October 21, 2022, would result in AgeX issuing to Juvenescence an additional 18,806,451  shares of AgeX common stock. If the principal amount of loans under the Secured Note is converted into common stock, the actual number of shares issuable will depend on the amount of the loan converted and the applicable conversion price on the date of conversion, as discussed below. AgeX may, subject to the terms and conditions of the Secured Note, borrow up to an additional $1.5 million from Juvenescence which could be converted into additional shares of AgeX common stock, and Juvenescence could acquire additional 2022 Warrants to purchase additional shares of AgeX common stock if and when it lends additional funds to AgeX under the Secured Note.

The Secured Note provides that the aggregate principal cash amount outstanding under the Secured Note (“Outstanding Amount”) may be converted into shares of AgeX common stock as follows: (i) the entire Outstanding Amount may be converted at AgeX’s election (“Borrower Conversion”) upon a sale of shares (or “units” consisting of shares of common stock together with warrants or any other security convertible into common stock) to third party investors in a bona fide investment transaction in which the aggregate sales price to AgeX of the shares or units sold in such offering, before deduction of underwriting discounts and commissions, placement agent fees and offering expenses, is not less than $10 million (a “Qualified Offering”); or (ii) all or any portion of the Outstanding Amount may be converted at Juvenescence’s election any time (“Lender Conversion”). In the case of sales of shares of common stock by AgeX from time to time in an “at the market offering” a Qualified Offering shall be deemed to have occurred if and when such proceeds of the sales reaches $10.0 million.

AgeX common stock is listed on NYSE American (the “Exchange”) and AgeX must comply with the listing requirements of the Exchange. Section 713 of the Exchange Company Guide requires listed companies to obtain stockholder approval as a prerequisite to Exchange listing approval before: (i) issuing additional shares in a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of stock outstanding (determined as of the date of the particular transaction agreement) for less than the greater of book or market value of the Exchange listed common stock (the “20% Rule”) and (ii) issuing shares that will result in a change of control of the company (the “Change of Control Rule”). While the Exchange has not defined “change of control,” the Exchange considers any issuance of stock to be subject to the Change of Control Rule if the issuance of stock would result in a stockholder holding 50% or more of a company’s outstanding stock. The Secured Note contains a “19.9 % blocker” provision and a “change of control blocker” provision intended to prevent a Lender Conversion or Borrower Conversion that would violate the 20% Rule or the Change of Control Rule. The 2022 Warrants contain a “change of control blocker” provision intended to prevent an exercise of 2022 Warrants that would violate the Change in Control Rule. The exercise price of the 2022 Warrants is set with reference to the market price of AgeX common stock so the 20% Rule would have no effect on the exercise of 2022 Warrants by Juvenescence.

The 19.9% blocker provides that any Borrower Conversion or Lender Conversion must either (i) not involve the issuance of more than 19.9% of the common stock outstanding on the date of the Secured Note at a price lower than the applicable market price (as further explained below) so that stockholder approval under the 20% Rule would not be required, or (ii) be approved by the AgeX stockholders. Under the Secured Note, AgeX may borrow funds from Juvenescence in period installments or “tranches” and the market price of AgeX common stock is determined for each such tranche. Each tranche market price is based on the closing price of AgeX common stock on the date of the drawdown notice from AgeX to Juvenescence requesting funding of the loan tranche. Upon Borrower Conversion, which can take place only in connection with a Qualified Offering by AgeX, the number of shares of AgeX common stock issuable to Juvenescence would be the Outstanding Amount divided by the lowest price per share paid by investors for shares in the Qualified Offering (the “Borrower Conversion Price”). Accordingly, only shares of common stock issuable upon the conversion of a tranche with a tranche market price greater than the Borrower Conversion Price would be aggregated (along with any other common stock issued to Juvenescence in connection with the Qualified Offering) for the purpose of determining the applicability of the 19.9% blocker. Upon Lender Conversion, only shares issuable upon the conversion of a tranche with a tranche market price that is lower than the market price on the date prior to the date the Juvenescence delivers a conversion notice to AgeX are aggregated for the purposes of determining the applicability of the 19.9% blocker. The change of control blocker provision provides that without the prior approval of AgeX stockholders a Borrower Conversion, a Lender Conversion, or an exercise of 2022 Warrants may not take place if it would cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock.

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Consequently, without the approval of AgeX stockholders the Outstanding Amount may not be converted into AgeX common stock under the Borrower Conversion provisions or the Lender Conversion provisions of the Secured Note in an amount that would (a) equal exceed 19.9% of the outstanding common stock (measured at the date of the Secured Note) at a conversion price less than the greater of the book value or the applicable tranche market value of AgeX common stock, or (b) cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock. Furthermore, 2022 Warrants may be not exercised by Juvenescence if such exercise would cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock.

As required by the terms of the Secured Note, AgeX is seeking the vote of AgeX stockholders to approve (i) the ability of AgeX and Juvenescence to convert the Outstanding Amount into shares of AgeX common stock under the Borrower Conversion and Lender Conversion and provisions of the Secured Note even if the Borrower Conversion or Lender Conversion, as applicable, would result in (a) Juvenescence receiving additional shares in excess of 19.9% of the AgeX common stock outstanding as of February 14, 2022, the date of the Secured Note, for less than the greater of book value or the applicable tranche market values of AgeX common stock, or (b) Juvenescence owning more than 50% of AgeX outstanding common stock, and (ii) the ability of Juvenescence to exercise its 2022 Warrants if the exercise would cause Juvenescence’s ownership of AgeX common stock to equal or exceed 50% of the outstanding AgeX common stock.

Possible Consequences of the Juvenescence Proposal

Stockholder approval of the Juvenescence Proposal could permit Juvenescence to acquire a majority interest in the outstanding common stock of AgeX. As a controlling stockholder, Juvenescence would have the power to elect all directors of AgeX and to approve or reject all matters submitted for stockholder approval by the AgeX Board of Directors, by Juvenescence as a stockholder, or by other stockholders, including but not limited to: equity compensation plans for employees, officers, and directors; mergers, acquisitions, and consolidations; sales of AgeX assets; and amendments of AgeX’s certificate of incorporation and bylaws.

Furthermore, upon Juvenescence holding more than 50% the outstanding AgeX common stock, AgeX would qualify as a “controlled company” as defined by the Exchange Company Guide. Being a “controlled company” would entitle AgeX to exempt itself from the requirement that a majority of its directors be “independent” directors as defined in the Exchange Company Guide, and that the Compensation Committee and the Nominating & Corporate Governance Committee be comprised entirely of independent directors. If AgeX were to take advantage of any or all of these exceptions available to controlled companies under the Exchange Company Guide it would be required to disclose doing so in its annual meeting proxy statement or in its Annual Report on Form 10-K.

Even if Juvenescence does not acquire more than 50% of the outstanding AgeX common stock, the Juvenescence Proposal could allow Juvenescence to acquire more shares through a Lender Conversion or Borrower Conversion than might otherwise be the case if the 19.9% blocker were to remain in place.

Certain Conflict of Interest Considerations

A member of our Board of Directors, Gregory H. Bailey, is the Chief Executive Officer of Juvenescence. The Secured Note and 2022 Warrants were approved by the Audit Committee of our Board of Directors pursuant to authority delegated by our Board of Directors with Dr. Bailey abstaining as to such delegation of authority, and pursuant to our Related Person Transaction Policy. Dr. Bailey is not a member of the Audit Committee and did not participate in the proceedings of the Audit Committee considering and approving the Secured Note or the 2022 Warrants. Dr. Bailey also abstained from voting on the recommendation of our Board of Directors that our stockholders vote FOR approval of the Juvenescence Proposal at the Meeting.

As discussed in the section of this Proxy Statement captioned “ELECTION OF DIRECTORS – Director Independence,” the members of the Audit Committee qualify as “independent” under Section 803(A) and Section 803(B)(2) of the Exchange Company Guide and Rule 10A-3 under the Exchange Act. Our Related Person Transaction Policy applies to transactions exceeding $120,000 in which any of our officers, directors, beneficial owners of more than 5% of the outstanding shares of our common stock, or any member of their immediate family, has a direct or indirect material interest, determined in accordance with the policy. We refer to those transactions as Related Person Transactions. A Related Person Transaction will be subject to review and approval by our Audit Committee prior to effectiveness or consummation, to the extent practical. The Audit Committee will review the relevant information available to it about the Related Person Transaction. The Audit Committee may approve or ratify the Related Person Transaction only if the Audit Committee determines that, under the circumstances, the transaction is in, or is not in conflict with, AgeX’s best interests.

In approving the Secured Note and 2022 Warrants during February 2022, the Audit Committee considered the following factors to the extent they determined such factors to be relevant under the Related Person Transactions Policy:

●	Juvenescence’s interest in the Secured Note and 2022 Warrants;

●	the approximate total consideration to Juvenescence under the Secured Note and the 2022 Warrants;

●	the approximate dollar value of the amount of Juvenescence interest in the transaction;

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●	the transaction was undertaken in the ordinary course of AgeX’s financing activities;

●	the availability of other sources of financing;

●	the purpose and the potential benefits of the transaction to AgeX; and

●	such other information regarding the Secured Note and 2022 Warrants or Juvenescence that, in the context of the proposed transaction, the members of the Audit Committee believed could be material to investors in light of the circumstances of the transaction.

Vote Required to Approve the Juvenescence Proposal

Approval of the Juvenescence Proposal requires the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote constitutes a majority of a quorum. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of this proposal.

The Board of Directors, with Gregory H. Bailey Abstaining, Recommends a Vote “FOR” the Juvenescence Proposal

ADJOURNMENT PROPOSAL

If we do a sufficient number of shares of our common stock are not represented at the Meeting through online participating and by proxy to constitute a quorum to conduct business at the Meeting, or if we do not receive proxies to vote a sufficient number of shares of common stock to approve the Common Stock Amendment Proposal, we may propose to adjourn or postpone the Meeting, whether or not a quorum is present, for a period of not more than 30 days to allow additional time to solicit additional proxies to constitute a quorum for purposes of the Meeting (if we lacked a quorum at the time of the Meeting) or to solicit additional proxies voting in favor of approval of the Common Stock Amendment Proposal. We currently do not intend to propose adjournment or postponement at the Meeting if there is a quorum present and there are sufficient votes to approve the Common Stock Amendment.

Vote Required

If a quorum is present for the purpose of holding the Meeting and conducting business, the affirmative vote of a majority of the shares of common stock present and voting at the Meeting is required to approve the Adjournment Proposal, provided that the affirmative vote cast constitutes a majority of a quorum. If a quorum is not present for purposes of holding and conducting business at the Meeting other than voting to adjourn, a majority of the shares present and voting, even if less than a majority of a quorum, would be sufficient to approve the Adjournment Proposal. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of the Adjournment Proposal if we propose an adjournment or postponement of the Meeting.

The Board of Directors Recommends a Vote “FOR” the Adjournment Proposal
if we submit the proposal to stockholders for a vote at the Meeting.

PROPOSALS OF STOCKHOLDERS

Stockholders who intend to present a proposal for action at our 2023 Annual Meeting of Stockholders must notify our management of such intention by notice received at our principal executive offices not later than August 9, 2023 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

Our Annual Report on Form 10-K, filed with the SEC for the fiscal year ended December 31, 2021, without exhibits, may be obtained by a stockholder without charge, upon written request to the Secretary of AgeX.

HOW TO ATTEND THE ANNUAL MEETING

Participating in the Meeting Online

The Meeting will be held online only and we have not made accommodations for the participation of stockholders in person at the Meeting. Stockholders who wish to attend the Meeting online you will need to gain admission in the manner described below. Stockholders who follow the procedures for attending the Meeting online will be able to vote at the Meeting and ask questions. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate and vote at the Meeting online but may view the Meeting webcast by visiting https://web.lumiagm.com/268644388 and following the instructions to log in as a guest using the password agex2022.

If you are a “stockholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Meeting online you will need to visit https://web.lumiagm.com/268644388 and use the control number on your proxy card to log on. The password for the Meeting is agex2022.

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If you are a “street name” stockholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, you must register to attend the Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC to receive an 11-digit control number that may be used to access the Meeting online. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on November 30, 2022, five business days before the Meeting.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/268644388 during the Meeting. The password for the meeting is agex2022. Follow the instructions provided to vote. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Judith Segall
Secretary

November 2, 2022

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APPENDIX A

AMENDMENT TO

AGEX THERAPEUTICS, INC.

2017 EQUITY INCENTIVE PLAN

Section 4.1 of the AgeX Therapeutics, Inc. Equity Incentive Plan is amended to read as follows:

4.1 Subject to adjustment in accordance with Section 11, a total of 8,500,000 shares of Common Stock shall be available for the grant of Awards under the Plan. Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one share for every one Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

A-1

ANNUAL MEETING OF STOCKHOLDERS OF

AGEX THERAPEUTICS, INC.

December 7, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20433030300030001000 5   120722

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2, 3, 4, 5 AND 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ GREGORY H. BAILEY
- ○ JOANNE M. HACKETT
- ○ MICHAEL H. MAY
- ○ MICHAEL D. WEST

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ONLINE ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

AGEX THERAPEUTICS, INC.

December 7, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/268644388 (password: agex2022) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20433030300030001000 5 120722

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2, 3, 4, 5 AND 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ GREGORY H. BAILEY
- ○ JOANNE M. HACKETT
- ○ MICHAEL H. MAY
- ○ MICHAEL D. WEST

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ONLINE ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY FOR AGEX THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS

December 7, 2022

The undersigned appoints Joanne M. Hackett and Michael D. West, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Stockholders of AgeX Therapeutics, Inc. on December 7, 2022 and any adjournment thereof and to represent and vote all shares of AgeX Therapeutics, Inc. common stock standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, and FOR proposals 2, 3, 4, 5 and 6. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)

1.1 14475